SECURITIES PURCHASE AGREEMENT

      This Securities Purchase Agreement (this "AGREEMENT") is dated as of August 17, 2004 among Composite Technology Corporation, a Nevada corporation (the "COMPANY"), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a "PURCHASER" and collectively the "PURCHASERS").

      WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "SECURITIES ACT") and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

      NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agrees as follows:

                                   ARTICLE I.

                                   DEFINITIONS

      1.1  DEFINITIONS.  In  addition  to the terms  defined  elsewhere  in this
Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Debentures (as defined herein), and (b) the following terms have the meanings indicated in this Section 1.1:

            "ACTION" shall have the meaning ascribed to such term in Section 3.1(j).

            "AFFILIATE" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

            "CLOSING" means the closing of the purchase and sale of the Debentures and Warrants pursuant to SECTION 2.1.

            "CLOSING DATE" means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers' obligations to pay the Subscription Amount and (ii) the Company's obligations to deliver the Debentures and Warrants have been satisfied or waived.

            "COMMISSION" means the Securities and Exchange Commission.

            "COMMON STOCK" means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock shall hereinafter have been reclassified into.

            "COMMON STOCK EQUIVALENTS" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

            "COMPANY COUNSEL" means Richardson & Patel, LLP.

            "CONVERSION PRICE" shall have the meaning ascribed to such term in the Debentures.

            "CUSTODIAL AGENT" shall have the meaning set forth in the Custodial Agreement.

            "CUSTODIAL AGREEMENT" means the Custodial and Security Agreement in substantially the form of EXHIBIT E hereto executed and delivered contemporaneously with this Agreement.

            "DEBENTURES" means, the 6% Convertible Debentures due, subject to the terms therein, three years from their date of issuance, issued by the Company to the Purchasers hereunder, in the form of EXHIBIT A.

            "DISCLOSURE SCHEDULES" shall have the meaning ascribed to such term in Section 3.1 hereof.

            "EFFECTIVE DATE" means the date that the initial Registration Statement filed by the Company pursuant to the Registration Rights Agreement is first declared effective by the Commission.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            "EXEMPT ISSUANCE" means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted by the Board of Directors of the Company, (b) securities upon the exercise of or conversion of any securities issued hereunder, convertible securities, options or warrants issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities, (c) securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, (d) up to 1,500,000 shares of Common Stock issued to non-affiliates of the Company in connection with services rendered to or to be rendered to the Company, (e) up to 6,896,552 shares of Common Stock issued to Stagecoach LLC or its affiliates in connection with an investment in the Company or its Subsidiaries without registration rights and (f) up to 250,000 shares of Common Stock in the aggregate in any 12 month period issued to any lender of the Company and its Subsidiaries in connection with a settlement of any debt instrument or lawsuit, or a waiver of a default under any debt instrument.

            "FW" means Feldman Weinstein LLP with offices at 420 Lexington Avenue, Suite 2620, New York, New York 10170-0002.

            "GAAP" shall have the meaning ascribed to such term in Section 3.1(h) hereof.

            "LIENS" means a lien, charge, security interest, encumbrance or other restriction.

            "MARKET PRICE" shall mean $1.52.

            "MATERIAL ADVERSE EFFECT" shall have the meaning assigned to such term in Section 3.1(b) hereof.

            "MATERIAL  PERMITS" shall have the meaning  ascribed to such term in
      Section 3.1(m).

            "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

            "PROCEEDING"  means  an  action,   claim,  suit,   investigation  or
      proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

            "REGISTRATION   RIGHTS  AGREEMENT"  means  the  Registration  Rights
      Agreement, dated the date hereof, among the Company and the Purchasers, in the form of EXHIBIT B attached hereto.

            "REGISTRATION STATEMENT" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares by each Purchaser as provided for in the Registration Rights Agreement.

            "REQUIRED APPROVALS" shall have the meaning ascribed to such term in
      Section 3.1(e).

            "REQUIRED MINIMUM" means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise or conversion in full of all Warrants and Debentures (including Underlying Shares issuable as payment of interest), ignoring any conversion or exercise limits set forth therein, and assuming that the Conversion Price is at all times on and after the date of determination 75% of the then Conversion Price on the Trading Day immediately prior to the date of determination.

            "RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "SEC  REPORTS"  shall  have the  meaning  ascribed  to such  term in
      Section 3.1(h) hereof.

            "SECURITIES" means the Debentures, the Warrants, the Warrant Shares and the Underlying Shares.

            "SECURITIES ACT" means the Securities Act of 1933, as amended.

            "SUBSCRIPTION AMOUNT" means, as to each Purchaser, the aggregate amount to be paid for Debentures and Warrants purchased hereunder as specified below such Purchaser's name on the signature page of this Agreement and next to the heading "Subscription Amount", in United States Dollars and in immediately available funds.

            "SUBSIDIARY"  means any  subsidiary  of the  Company as set forth on
      SCHEDULE 3.1(A).

            "TRADING DAY" means a day on which the Common Stock is traded on a Trading Market.

            "TRADING MARKET" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the OTC Bulletin Board.

            "TRANSACTION DOCUMENTS" means this Agreement, the Debentures, the Warrants, the Registration Rights Agreement, the Custodial Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

            "UNDERLYING SHARES" means the shares of Common Stock issuable upon conversion of the Debentures and upon exercise of the Warrants and issued and issuable in lieu of the cash payment of interest on the Debentures.

            "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the primary Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. EST to 4:02 p.m. Eastern Time) using the VAP function; (b) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or
      (c) in all other cases, the fair market value of a share of Common Stock as determined by a nationally recognized-independent appraiser selected in good faith by Purchasers holding a majority of the principal amount of Debentures then outstanding.

            "WARRANTS" means collectively the Common Stock purchase warrants, in the form of EXHIBIT C delivered to the Purchasers at the Closing in accordance with Sections 2.2(a)(iii)-(iv) hereof, which Warrants shall be exercisable immediately and have a term of exercise equal to 4 years.

            "WARRANT SHARES" means the shares of Common Stock issuable upon exercise of the Warrants.

                                  ARTICLE II.

                                PURCHASE AND SALE

      2.1 CLOSING. On the Closing Date, upon the terms and subject to the conditions set forth herein, concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and each Purchaser agrees to purchase in the aggregate, severally and not jointly, up to $15,000,000 principal amount of the Debentures. Each Purchaser shall deliver to the Company via wire transfer or a certified check immediately available funds equal to their Subscription Amount and the Company shall deliver to each Purchaser their respective Debenture and Warrants as determined pursuant to Sections 2.2(a)(iii) - (iv) and the other items set forth in Section 2.2 issuable  at the  Closing.  Upon  satisfaction  of the  conditions  set forth in
Section 2.2, the Closing shall occur at the offices of the Custodial Agent, or such other location as the parties shall mutually agree.

      2.2   DELIVERIES.

            a) On the Closing Date, the Company shall deliver or cause to be delivered to the Custodial Agent for the benefit of each Purchaser the following:

                  (i)   this Agreement duly executed by the Company;

                  (ii) a Debenture with a principal amount equal to such Purchaser's Subscription Amount, registered in the name of such Purchaser;

                  (iii) a Warrant  registered  in the name of such  Purchaser to purchase up to a number of shares of Common Stock equal to 17.5% of such Purchaser's Subscription Amount divided by the Market Price immediately prior to the date hereof, with an exercise price equal to $1.75;

                  (iv) a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 17.5% of such Purchaser's Subscription Amount divided by the Market Price immediately prior to the date hereof, with an exercise price equal to $1.82;

                  (v) the Registration Rights Agreement duly executed by the Company;

                  (vi)  the  Custodial  Agreement  duly executed by the Company;
                        and

                  (vii) a legal  opinion  of  Company  Counsel,  in the  form of
                        EXHIBIT D attached hereto.

            (b) On the Closing Date, each Purchaser shall deliver or cause to be delivered to the Custodial Agent the following:

                  (i)   this Agreement duly executed by such Purchaser;

                  (ii) such Purchaser's Subscription Amount by wire transfer to the account as specified in writing by the Company;

                  (iii) the Registration  Rights Agreement duly executed by such
                        Purchaser; and

                  (iv)  the Custodial Agreement duly executed by such Purchaser.

      2.3   CLOSING CONDITIONS.

            a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

                  (i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Purchasers contained herein;

                  (ii)  all   obligations,   covenants  and  agreements  of  the
                        Purchasers required to be performed at or prior to the Closing Date shall have been performed; and

                  (iii) the delivery by the Purchasers of the items set forth in
                        Section 2.2(b) of this Agreement.

            b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

                  (i) the accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained herein;

                  (ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

                  (iii) the  delivery  by the  Company of the items set forth in
                        Section 2.2(a) of this Agreement;

                  (iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

                  (v) From the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Debentures at the Closing.

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

      3.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth under the corresponding section of the disclosure schedules delivered to the Purchasers concurrently herewith (the "DISCLOSURE SCHEDULES") which Disclosure Schedules shall be deemed a part hereof, the Company hereby makes the representations and warranties set forth below to each Purchaser.

            (a) SUBSIDIARIES. All of the direct and indirect subsidiaries of the Company are set forth on SCHEDULE 3.1(A). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, then references in the Transaction Documents to the Subsidiaries will be disregarded.

            (b) ORGANIZATION AND QUALIFICATION. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "MATERIAL ADVERSE EFFECT") and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

            (c) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

            (d) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the other transactions contemplated thereby do not and will not: (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

            (e) FILINGS, CONSENTS AND APPROVALS. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) filings required pursuant to Section 4.6, (ii) the filing with the Commission of the Registration Statement,
      (iii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Debentures and Warrants and the listing of the Underlying Shares for trading thereon in the time and manner required thereby and (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the "REQUIRED APPROVALS").

            (f) ISSUANCE OF THE SECURITIES. The Debentures and Warrants are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares at least equal to the Required Minimum on the date hereof. The Company has not, and to the knowledge of the Company, no Affiliate of the Company has sold, offered for sale or solicited offers to buy or otherwise negotiated in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Debentures and Warrants in a manner that would require the registration under the Securities Act of the sale of the Debentures and Warrants to the Purchasers, or that would be integrated with the offer or sale of the Debentures and Warrants for purposes of the rules and regulations of any Trading Market.

            (g) CAPITALIZATION. The capitalization of the Company is as described in the Company's most recent periodic report filed with the Commission. The Company has not issued any capital stock since such filing other than pursuant to the exercise of employee stock options under the Company's stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company's employee stock purchase plan and pursuant to the conversion or exercise of outstanding Common Stock Equivalents. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Debentures and Warrants, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issuance and sale of the Debentures and Warrants will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. Except as disclosed in the SEC Reports, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

            (h) SEC REPORTS; FINANCIAL STATEMENTS. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the "SEC REPORTS") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

            (i) MATERIAL CHANGES. Since June 30, 2004, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

            (j) LITIGATION. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "ACTION") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

            (k) LABOR RELATIONS. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

            (l) COMPLIANCE. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as could not have a Material Adverse Effect.

            (m) REGULATORY PERMITS. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect ("MATERIAL PERMITS"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

            (n) TITLE TO ASSETS. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

            (o) PATENTS AND TRADEMARKS. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the "INTELLECTUAL PROPERTY RIGHTS"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable.

            (p) INSURANCE. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. To the best of Company's knowledge, such insurance contracts and policies are accurate and complete. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

            (q) TRANSACTIONS WITH AFFILIATES AND EMPLOYEES. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

            (r) SARBANES-OXLEY; INTERNAL ACCOUNTING CONTROLS. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability,
      (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's most recently filed periodic report under the Exchange Act, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the date prior to the filing date of the most recently filed periodic report under the Exchange Act (such date, the "EVALUATION DATE"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

            (s) CERTAIN FEES. No brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

            (t) PRIVATE PLACEMENT. Assuming the accuracy of the Purchasers representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Debentures and Warrants by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

            (u) INVESTMENT COMPANY. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Debentures and Warrants, will not be or be an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

            (v) REGISTRATION RIGHTS. Except as disclosed in the Registration Rights Agreement, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

            (w) LISTING AND MAINTENANCE REQUIREMENTS. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

            (x) APPLICATION OF TAKEOVER PROTECTIONS. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

            (y) DISCLOSURE. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, nonpublic information. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

            (z) NO INTEGRATED OFFERING. Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Debentures and Warrants to be integrated with prior offerings by the Company for purposes of the
      Securities  Act  or  any  applicable   shareholder   approval  provisions,
      including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.

            (aa) SOLVENCY. Based on the financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Debentures and Warrants hereunder, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

            (bb) FORM S-3 ELIGIBILITY. The Company is eligible to register the resale of the Underlying Shares for resale by the Purchaser on Form S-3 promulgated under the Securities Act.

            (cc) TAX STATUS. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

            (dd) NO GENERAL SOLICITATION. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Debentures and Warrants by any form of general solicitation or general advertising. The Company has offered the Debentures and Warrants for sale only to the Purchasers and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.

            (ee) FOREIGN CORRUPT PRACTICES. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds,
      (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended

            (ff)  ACCOUNTANTS.  The  Company's  accountants  are  set  forth  on
      SCHEDULE 3.1(FF) of the Disclosure Schedule. To the Company's knowledge, such accountants, who the Company expects will express their opinion with respect to the financial statements to be included in the Company's Annual Report on Form 10-KSB for the year ending September 30, 2004 are independent accountants as required by the Securities Act.

            (gg) SENIORITY. As of the Closing Date, no indebtedness of the Company is senior to the Debentures in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

            (hh) NO DISAGREEMENTS WITH ACCOUNTANTS AND LAWYERS. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers.

            (ii) ACKNOWLEDGMENT REGARDING PURCHASERS' PURCHASE OF SECURITIES. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers' purchase of the Debentures and Warrants. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

      3.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

            (a) ORGANIZATION; AUTHORITY. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and
      (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

            (b) PURCHASER REPRESENTATION. Such Purchaser understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Debentures and Warrants hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

            (c) PURCHASER STATUS. At the time such Purchaser was offered the Debentures and Warrants, it was, and at the date hereof it is, and on each date on which it exercises any Warrants or converts any Debentures it will be either: (i) an "accredited investor" as defined in Rule 501(a)(1),
      (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

            (d) EXPERIENCE OF SUCH PURCHASER. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Debentures and Warrants, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Debentures and Warrants and, at the present time, is able to afford a complete loss of such investment.

            (e) GENERAL SOLICITATION. Such Purchaser is not purchasing the Debentures and Warrants as a result of any advertisement, article, notice or other communication regarding the Debentures and Warrants published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

            (f) SHORT SALES. Each Purchaser represents that prior to execution of this Agreement, neither it nor any Person over which the Purchaser has direct control, have made any net short sales of, or granted any option for the purchase of or entered into any hedging or similar transaction with the same economic effect as a net short sale, in the Common Stock.

            (g) DISCLOSURE OF INFORMATION. Such Purchaser believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Debentures and Warrants. Such Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Debentures and Warrants and the business, properties, prospects and financial condition of the Company. Such Purchaser has reviewed the Company's Annual Report on Form 10K-SB for the fiscal year ended September 30, 2003 (the "10K-SB"), including, without limitation, all of the Risk Factors set forth therein and in the Company's Form SB-2 filed February 13, 2004, as amended (the "RISK FACTORS"). Each such Purchaser understands and accepts all of the Risk Factors in connection with such Purchaser's investment in the Debentures and Warrants. In addition, each Purchaser has reviewed and is aware of the information set forth in all SEC Reports filed with the SEC since the filing of the 10K-SB. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or the right of the Purchasers to rely thereon.


            The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

                                  ARTICLE IV.

                         OTHER AGREEMENTS OF THE PARTIES

      4.1   TRANSFER RESTRICTIONS.

            (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

            (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of a legend on any of the Securities in the following form:

      [NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [EXERCISABLE] [CONVERTIBLE]] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

            The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

            (c) Certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Underlying Shares pursuant to Rule 144, or (iii) if such Underlying Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission); PROVIDED, HOWEVER, in connection with the issuance of the Underlying Shares, each Purchaser, severally and not jointly with the other Purchasers, hereby agrees to adhere to and abide by all prospectus delivery requirements under the Securities Act and rules and regulations of the Commission. The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the Effective Date if required by the Company's transfer agent to effect the removal of the legend hereunder. If all or any portion of a Debenture or Warrant is converted or exercised (as applicable) at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144(k) or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations thereof) then such Underlying Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Underlying Shares, as applicable, issued with a restrictive legend (such third Trading Day, the "LEGEND REMOVAL DATE"), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

            (d) Subject to Section 4.10 of this Agreement, in addition to such Purchaser's other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Underlying Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Company's transfer agent) delivered for removal of the restrictive legend and subject to
      Section 4.1(c), $10 per Trading Day for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend. Nothing herein shall limit such Purchaser's right to pursue actual damages for the Company's failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

            (e) Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company's reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

      4.2 ACKNOWLEDGMENT OF DILUTION. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common
Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

      4.3 FURNISHING OF INFORMATION. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

      4.4 INTEGRATION. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Debentures and Warrants in a manner that would require the registration under the Securities Act of the sale of the Debentures and Warrants to the Purchasers or that would be integrated with the offer or sale of the Debentures and Warrants for purposes of the rules and regulations of any Trading Market.

      4.5 CONVERSION AND EXERCISE PROCEDURES. The form of Notice of Exercise included in the Warrants and the form of Notice of Conversion included in the Debentures set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants or convert the Debentures. No additional legal opinion or other information or instructions shall be required of the Purchasers to exercise their Warrants or convert their Debentures. The Company shall honor exercises of the Warrants and conversions of the Debentures and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

      4.6 SECURITIES LAWS DISCLOSURE; PUBLICITY. The Company shall, by 8:30 a.m. Eastern time on the Trading Day following the date hereof, issue a press release or file a Current Report on Form 8-K, in each case reasonably acceptable to each Purchaser disclosing the material terms of the transactions contemplated hereby. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with the registration statement contemplated by the Registration Rights Agreement and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under subclause
(i) or (ii).

      4.7 SHAREHOLDERS RIGHTS PLAN. No claim will be made or enforced by the Company or, to the knowledge of the Company, any other Person that any Purchaser is an "Acquiring Person" under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

      4.8 NON-PUBLIC INFORMATION. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

      4.9 USE OF PROCEEDS. Except as set forth on SCHEDULE 4.9 attached hereto, the Company shall use the net proceeds from the sale of the Debentures and Warrant Shares for (a) working capital purposes, (b) for the Company's CTC Cable Corporation Subsidiary, (c) general Company corporate overhead and (d) the maintenance and development of the Company's intellectual property rights and not for the satisfaction of any portion of the Company's or any other Subsidiary's debt (other than payment of trade payables in the ordinary course of the Company's business and prior practices), further investment in any other Subsidiary, to redeem any Company equity or equity-equivalent securities or to settle any outstanding litigation.

      4.10 TOLLING OF LIQUIDATED DAMAGES. Each Purchaser acknowledges and agrees that with respect to amounts that may become payable to such Purchaser under
Section 4.1(d) of this Agreement, Section 2(e)(v) of the Warrant and Sections 4(d)(iv) and (v) of the Debenture, such Purchaser shall not seek payment from the Company, and the Company shall not be required to make any such payments, until such time as the amounts accrued under such sections exceeds $20,000 in the aggregate at which point all accrued but unpaid amounts shall become immediately due and payable.

      4.11 INDEMNIFICATION. Each party to this Agreement ("INDEMNIFYING PARTY") will indemnify and hold the other parties and their directors, officers, shareholders, partners, employees and agents (each, an "INDEMNIFIED PARTY") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Indemnified Party may suffer or incur as a result of or relating to (a) any misrepresentation, breach or inaccuracy, of any of the representations, warranties, covenants or agreements made by the Indemnifying Party in this Agreement or in the other Transaction Documents or (b) for the benefit of each Indemnified Parties relating to the Purchaser only, any action instituted against a Purchaser, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction
Documents (unless such action is based upon a breach of such Purchaser's representation, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Indemnified Party in respect of which indemnity may be sought pursuant to this Agreement, such Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall have the right to assume the defense thereof with counsel of its own choosing. Any Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party except to the extent that the employment thereof has been specifically authorized by the Indemnifying Party in writing, the Indemnifying Party has failed after a reasonable period of time to assume such defense and to employ counsel or in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Indemnifying Party and the position of such Indemnified Party. The Indemnifying Party will not be liable to any Indemnified Party under this Section 4.11 for any settlement by an Indemnified Party effected without the Indemnifying Party's prior written consent, which shall not be unreasonably withheld or delayed; or to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Indemnified Party's breach of any of the representations, warranties, covenants or agreements made by the Purchasers in this Agreement or in the other Transaction Documents. In no event shall the liability of any Purchaser be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon the sale of the Underlying Shares and in no event shall the liability of the Company be greater in amount than the dollar amount of the net proceeds received by the Company from the Sale of the Debenture and Warrant to the Purchasers.

      4.12 RESERVATION AND LISTING OF SECURITIES.

            (a) The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.

            (b) If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date, then the Board of Directors of the Company shall use commercially reasonable efforts to amend the Company's certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time, as soon as possible and in any event not later than the 75th day after such date.

            (c) The Company shall, if applicable: (i) in the time and manner required by the Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on the Trading Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing, and
      (iv) maintain the listing of such Common Stock on any date at least equal to the Required Minimum on such date on such Trading Market or another Trading Market.

      4.13 INTENTIONALLY OMITTED.

      4.14 SUBSEQUENT EQUITY SALES. From the date hereof until the Effective Date, neither the Company nor any Subsidiary shall issue shares of Common Stock or Common Stock Equivalents; provided, however, this period shall be extended for the number of Trading Days during such period in which (y) trading in the Common Stock is suspended by any Trading Market, or (z) following the Effective Date, the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by the Purchasers for the resale of the Underlying Shares. Notwithstanding the foregoing, this Section 4.14 shall not apply in respect of an Exempt Issuance. In addition to the limitations set forth herein, from the date hereof until such time as no Purchaser holds any of the Debentures or Warrants, the Company shall be prohibited from effecting or entering into an agreement to effect any financing by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents involving a "VARIABLE RATE TRANSACTION" or an "MFN TRANSACTION" (each as defined below). The term "VARIABLE RATE TRANSACTION" shall mean a transaction in which the Company issues or sells (i) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock. The term "MFN TRANSACTION" shall mean a transaction in which the Company issues or sells any securities in a capital raising transaction or series of related transactions which grants to an investor the right to receive additional shares based upon future transactions of the Company on terms more favorable than those granted to such investor in such offering for the purpose of circumventing the anti-dilution rights of the Purchasers.

      4.15 EQUAL TREATMENT OF PURCHASERS. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. Further, the Company shall not make any payment of principal or interest on the Debentures in amounts which are disproportionate to the respective principal amounts outstanding on the Debentures at any applicable time. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended to treat for the Company the Debenture holders as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

                                   ARTICLE V.

                                  MISCELLANEOUS

      5.1 TERMINATION. This Agreement may be terminated by any Purchaser, by written notice to the other parties, if the Closing has not been consummated on or before August 17, 2004; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

      5.2 FEES AND EXPENSES. At the Closing, the Company has agreed to reimburse Midsummer Capital, LLC ("MIDSUMMER") up to $40,000, for its actual, reasonable, out-of-pocket legal fees and expenses, of which the Company paid $20,000 prior to the Closing. The Company shall deliver, prior to the Closing, a completed and executed copy of the Closing Statement, attached hereto as ANNEX A. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of any Securities.

      5.3 ENTIRE AGREEMENT. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

      5.4 NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

      5.5 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers holding at least 66% of the Underlying Shares (on a converted and unconverted basis) or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

      5.6 CONSTRUCTION. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

      5.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchasers".

      5.8 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.11.

      5.9 GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

      5.10 SURVIVAL. The representations and warranties contained herein shall survive the Closing and the delivery, exercise and/or conversion of the Debentures and Warrants, as applicable for the applicable statue of limitations.

      5.11 EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

      5.12 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

      5.13 RESCISSION AND WITHDRAWAL RIGHT. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; PROVIDED, HOWEVER, in the case of a rescission of a conversion of a Debenture or exercise of a Warrant, the Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion or exercise notice.

      5.14 REPLACEMENT OF SECURITIES. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

      5.15 REMEDIES. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

      5.16 PAYMENT SET ASIDE. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

      5.17 USURY. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the "MAXIMUM RATE"), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser's election.

      5.18 INDEPENDENT NATURE OF PURCHASERS' OBLIGATIONS AND RIGHTS. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. For reasons of administrative convenience only, Purchasers and their respective counsel have chosen to communicate with the Company through FW. FW does not represent all of the Purchasers but only Midsummer. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

      5.19 LIQUIDATED DAMAGES. The Company's obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.


                            (Signature Pages Follow)

      IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.



COMPOSITE TECHNOLOGY CORPORATION                        ADDRESS FOR NOTICE:
                                                        -------------------


By:_____________________________
     Name:
     Title:

With a copy to (which shall not constitute notice):

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGE FOR PURCHASER FOLLOWS]

        [PURCHASER SIGNATURE PAGES TO CPTC SECURITIES PURCHASE AGREEMENT]

      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Investing Entity: ______________________________________________________

Signature of Authorized Signatory of Investing Entity: _________________________

Name of Authorized Signatory: __________________________________________________

Title of Authorized Signatory: _________________________________________________

Email Address of Authorized Entity:_____________________________________________




Address for Notice of Investing Entity:






Address for Delivery of Securities for Investing Entity (if not same as above):






Subscription Amount:
Warrant Shares:

EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

                           [SIGNATURE PAGES CONTINUE]

                                                                         ANNEX A


                                CLOSING STATEMENT

Pursuant to the attached Securities Purchase Agreement, dated as of the date hereto, the purchasers shall purchase up to $15,000,000 of Debentures and Warrants from Composite Technology Corporation, a Nevada corporation (the "COMPANY"). All funds will be wired into a trust account maintained by ____________, counsel to the Company. All funds will be disbursed in accordance with this Closing Statement.

DISBURSEMENT DATE:        August ___, 2004


--------------------------------------------------------------------------------


I.    PURCHASE PRICE

                    GROSS PROCEEDS TO BE RECEIVED IN TRUST           $

II.   DISBURSEMENTS

                                                                     $
                                                                     $
                                                                     $
                                                                     $
                                                                     $

TOTAL AMOUNT DISBURSED:                                              $

WIRE INSTRUCTIONS:

To: _____________________________________


To: _____________________________________

                                                                       EXHIBIT A

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Original Issue Date: August 17, 2004
Original Conversion Price (subject to adjustment herein): $1.67

                                                                $---------------


                        6% SECURED CONVERTIBLE DEBENTURE
                               DUE AUGUST 17, 2007

      THIS DEBENTURE is one of a series of duly authorized and issued 6% Secured Convertible Debentures of Composite Technology Corporation, a Nevada corporation, having a principal place of business at 2026 McGaw Ave., Irvine, CA 92614 (the "COMPANY"), designated as its 6% Secured Convertible Debenture, due August 17, 2007 (the "DEBENTURES").

      FOR VALUE RECEIVED, the Company promises to pay to ________________________ or its registered assigns (the "HOLDER"), the principal sum of $_______________ on August ___, 2007 or such earlier date as the Debentures are required or permitted to be repaid as provided hereunder (the "MATURITY DATE"), and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture in accordance with the provisions hereof. This Debenture is subject to the following additional provisions:

      SECTION 1.DEFINITIONS. For the purposes hereof, in addition to the terms defined elsewhere in this Debenture: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms shall have the following meanings:

            "ALTERNATE  CONSIDERATION"  shall  have  the  meaning  set  forth in
      Section 5(e)(iii).

            "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

            "CHANGE OF CONTROL TRANSACTION" means the occurrence after the date hereof of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 51% of the voting securities of the Company, or
      (ii) a replacement at one time or within a three year period of more than one-half of the members of the Company's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (iii) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i) or
      (ii).

            "COMMISSION" means the Securities and Exchange Commission.

            "COMMON STOCK" means the common stock, par value $0.001 per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

            "CONVERSION DATE" shall have the meaning set forth in Section 4(a) hereof.

            "CONVERSION PRICE" shall have the meaning set forth in Section 4(b).

            "CONVERSION SHARES" means the shares of Common Stock issuable upon conversion of Debentures or as payment of interest in accordance with the terms hereof.

            "DTC" shall have the meaning as set forth in Section 6(b)(iv) hereof.

            "DWAC" shall have the meaning as set forth in Section 6(b)(iv) hereof.

            "DAILY CONVERSION PRICE" shall have the meaning set forth in Section 6(b)(ii) hereof.

            "DAILY REDEMPTION AMOUNT" means the Monthly Redemption Amount divided by 18 Trading Days.

            "DAILY REDEMPTION MAXIMUM" means the greater of (i) $27,778 and (ii) the product of (a) 25% and (b) the trading volume on the applicable Daily Redemption Date and (c) the VWAP on the applicable Daily Redemption Date.

            "DAILY REDEMPTION PERIOD" means the 18 Trading Day period during which the Company may elect to pursue a daily redemption.

            "DILUTIVE ISSUANCE" shall have the meaning set forth in Section 5(b) hereof.

            "EFFECTIVENESS PERIOD" shall have the meaning given to such term in the Registration Rights Agreement.

            "EQUITY CONDITIONS" shall mean, during the period in question, (i) the Company shall have duly honored all conversions and redemptions scheduled to occur or occurring by virtue of one or more Conversion Notices, if any, (ii) all liquidated damages and other amounts owing in respect of the Debentures shall have been paid; (iii) there is an effective Registration Statement pursuant to which the Holder is permitted to utilize the prospectus thereunder to resell all of the shares issuable pursuant to the Transaction Documents (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future), (iv) the Common Stock is trading on the Trading Market and all of the shares issuable pursuant to the Transaction Documents are listed for trading on a Trading Market (and the Company believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (v) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all of the shares issuable pursuant to the Transaction Documents, (vi) there is then existing no Event of Default or event which, with the passage of time or the giving of notice, would constitute an Event of Default, (vii) all of the shares issued or issuable pursuant to the transaction documents in full, ignoring for such purposes any conversion or exercise limitation therein, would not violate the limitation set forth in Section 4(c)(ii), and (viii) no public announcement of a pending or proposed Fundamental Transaction or acquisition transaction has occurred that has not been consummated.

            "EVENT OF DEFAULT" shall have the meaning set forth in Section 8.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            "FUNDAMENTAL  TRANSACTION"  shall  have  the  meaning  set  forth in
      Section 5(e)(iii) hereof.

            "FORCED  CONVERSION  NOTICE"  shall  have the  meaning  set forth in
      Section 6(c).

            "FORCE  CONVERSION  NOTICE DATE" shall have the meaning set forth in
      Section 6(c).

            "INTEREST CONVERSION RATE" means 93% of the average of the 20 VWAPs immediately prior to the applicable Interest Payment Date.

            "LATE FEES" shall have the meaning set forth in section 2(d).

            "MANDATORY PREPAYMENT AMOUNT" for any Debentures shall equal the sum of (i) the greater of: (A) 110% of the principal amount of Debentures to be prepaid, plus all accrued and unpaid interest thereon, or (B) the principal amount of Debentures to be prepaid, plus all other accrued and unpaid interest hereon, divided by the Conversion Price on (x) the date the Mandatory Prepayment Amount is demanded or otherwise due or (y) the date the Mandatory Prepayment Amount is paid in full, whichever is less, multiplied by the VWAP on (x) the date the Mandatory Prepayment Amount is demanded or otherwise due or (y) the date the Mandatory Prepayment Amount is paid in full, whichever is greater, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of such Debentures.

            "MONTHLY REDEMPTION" shall mean the redemption of the Debenture pursuant to Section 6(b) hereof.

            "MONTHLY REDEMPTION AMOUNT" shall mean, as to a Monthly Redemption, the dollar amount specified in the Company's Redemption Notice, in the aggregate among all Holders.

            "MONTHLY   REDEMPTION   PERIOD"  shall  mean  the  18  Trading  Days
      immediately following a Redemption Date.

            "OPTIONAL REDEMPTION" shall have the meaning set forth in Section 6(a).

            "OPTIONAL  REDEMPTION  NOTICE"  shall have the  meaning set forth in
      Section 6(a).

            "OPTIONAL REDEMPTION AMOUNT" shall mean the sum of (i) 130% of the principal amount of the Debenture then outstanding and (ii) accrued but unpaid interest.

            "ORIGINAL ISSUE DATE" shall mean the date of the first issuance of the Debentures regardless of the number of transfers of any Debenture and regardless of the number of instruments which may be issued to evidence such Debenture.

            "PERSON"  means  a  corporation,   an  association,  a  partnership,
      organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

            "PURCHASE AGREEMENT" means the Securities Purchase Agreement, dated as of August __, 2004, to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

            "REDEMPTION DATE" means the 1st Trading Day of each month, commencing on the first calendar month after the Effective Date and ending on the earlier of (i) the 20 month anniversary of such date, (ii) the full redemption or conversion of this Debenture or (iii) the release of all of the Collateral.

            "REDEMPTION NOTICE" shall mean the notice from the Company to the Holder of its option to exercise a Monthly Redemption, via facsimile transmission in accordance with Section 5.4 of the Purchase Agreement as to the Monthly Redemption Amount.

            "REDEMPTION PERIOD" means the period commencing on the first Trading Day of the first calendar month after the Effective Date and ending on the earlier of (i) the 20 month anniversary of such date, (ii) the full redemption of this Debenture or (iii) the release of all of the Collateral.

            "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of the date of the Purchase Agreement, to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

            "REGISTRATION STATEMENT" means a registration statement meeting the requirements set forth in the Registration Rights Agreement, covering among other things the resale of the Conversion Shares and naming the Holder as a "selling stockholder" thereunder.

            "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            "SETTLEMENT DATE" shall have the meaning as set forth in Section 6(b) hereof.

            "SETTLEMENT PERIOD" shall have the meaning as set forth in Section 6(b)(iv) hereof.

            "SETTLEMENT  STATEMENT"  shall  have  the  meaning  as set  forth in
      Section 6(b) hereof.

            "SUBSIDIARY" shall have the meaning given to such term in the Purchase Agreement.

            "THRESHOLD  PERIOD"  shall  have the  meaning  given to such term in
      Section 6(c).

            "TRADING DAY" means a day on which the Common Stock is traded on a Trading Market.

            "TRADING MARKET" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the OTC Bulletin Board.

            "TRANSACTION DOCUMENTS" shall have the meaning set forth in the Purchase Agreement.

            "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the primary Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. EST to 4:02 p.m. Eastern Time) using the VAP function; (b) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or
      (c) in all other cases, the fair market value of a share of Common Stock as determined by a nationally recognized-independent appraiser selected in good faith by Purchasers holding a majority of the principal amount of Debentures then outstanding.

      SECTION 2.INTEREST.

            a) PAYMENT OF INTEREST IN CASH OR COMMON STOCK. The Company shall pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture at the rate of 6% per annum, payable quarterly on March 31, June 30, September 30 and December 31, beginning on the first such date after the Original Issue Date and on each Conversion Date (as to that principal amount then being converted), on each Redemption Date (as to that principal amount then being redeemed) and on the Maturity Date (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day) (each such date, an "INTEREST PAYMENT DATE"), in cash or shares of Common Stock at the Interest Conversion Rate, or a combination thereof; PROVIDED, HOWEVER, payment in shares of Common Stock may only occur if during the 20 Trading Days immediately prior to the applicable Interest Payment Date all of the Equity Conditions have been met and the Company shall have given the Holder notice in accordance with the notice requirements set forth below.

            b) COMPANY'S ELECTION TO PAY INTEREST IN COMMON STOCK. Subject to the terms and conditions herein, the decision whether to pay interest hereunder in shares of Common Stock or cash shall be at the discretion of the Company. Not less than 20 Trading Days prior to each Interest Payment Date, the Company shall provide the Holder with written notice of its election to pay interest hereunder either in cash or shares of Common Stock (the Company may indicate in such notice that the election contained in such notice shall continue for later periods until revised). Within 20 Trading Days prior to an Interest Payment Date, the Company's election
      (whether specific to an Interest Payment Date or continuous) shall be irrevocable as to such Interest Payment Date. Subject to the aforementioned conditions, failure to timely provide such written notice shall be deemed an election by the Company to pay the interest on such Interest Payment Date in cash.

            c) INTEREST CALCULATIONS. Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Original Issue Date until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Payment of interest in shares of Common Stock shall otherwise occur pursuant to Section 4(d)(ii) and only for purposes of the payment of interest in shares, the Interest Payment Date shall be deemed the Conversion Date. Interest shall cease to accrue with respect to any principal amount converted, provided that the Company in fact delivers the Conversion Shares within the time period required by Section 4(d)(ii). Interest hereunder will be paid to the Person in whose name this Debenture is registered on the records of the Company regarding registration and transfers of Debentures (the "DEBENTURE REGISTER"). Except as otherwise provided herein, if at any time the Company pays interest partially in cash and partially in shares of Common Stock, then such payment shall be distributed ratably among the Holders based upon the principal amount of Debentures held by each Holder.

            d) LATE FEE. All overdue accrued and unpaid interest to be paid hereunder shall entail a late fee at the rate of 18% per annum (or such lower maximum amount of interest permitted to be charged under applicable law) ("LATE FEE") which will accrue daily, from the date such interest is due hereunder through and including the date of payment. Notwithstanding anything to the contrary contained herein, if on any Interest Payment Date the Company has elected to pay interest in Common Stock and is not able to pay accrued interest in the form of Common Stock because it does not then satisfy the conditions for payment in the form of Common Stock set forth above, then, at the option of the Holder, the Company, in lieu of delivering either shares of Common Stock pursuant to this Section 2 or paying the regularly scheduled cash interest payment, shall deliver, within three Trading Days of each applicable Interest Payment Date, an amount in cash equal to the product of the number of shares of Common Stock otherwise deliverable to the Holder in connection with the payment of interest due on such Interest Payment Date and the highest VWAP during the period commencing on the Interest Payment Date and ending on the Trading Day prior to the date such payment is made.

            e) PREPAYMENT. Except as otherwise set forth in this Debenture, including, without limitation, Section 5(b), the Company may not prepay any portion of the principal amount of this Debenture without the prior written consent of the Holder.

      SECTION 3. REGISTRATION OF TRANSFERS AND EXCHANGES.

            a) DIFFERENT DENOMINATIONS. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.

            b) INVESTMENT REPRESENTATIONS. This Debenture has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations.

            c) RELIANCE ON DEBENTURE REGISTER. Prior to due presentment to the Company for transfer of this Debenture, the Company and any agent of the Company may treat the Person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

      SECTION 4. CONVERSION.

            a) VOLUNTARY CONVERSION. At any time after the Original Issue Date until this Debenture is no longer outstanding, this Debenture shall be convertible into shares of Common Stock at the option of the Holder, in whole or in part at any time and from time to time (subject to the limitations on conversion set forth in Section 4(c)(i) hereof). The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as ANNEX A (a "NOTICE OF CONVERSION"), specifying therein the principal amount of Debentures to be converted and the date on which such conversion is to be effected (a "CONVERSION DATE"). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is provided hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender Debentures to the Company unless the entire principal amount of this Debenture plus all accrued and unpaid interest thereon has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Debenture in an amount equal to the applicable conversion. The Holder and the Company shall maintain records showing the principal amount converted and the date of such conversions. The Company shall deliver any objection to any Notice of Conversion within 1 Business Day of receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted principal amount of this Debenture may be less than the amount stated on the face hereof.

            b)  CONVERSION   PRICE.  The  conversion  price  in  effect  on  any
      Conversion Date shall be equal to $1.67 (subject to adjustment herein)(the "CONVERSION PRICE").

            c) CONVERSION LIMITATIONS.

                  i. HOLDER'S RESTRICTION ON CONVERSION. Other than in connection with conversions occurring upon and in connection with the Company's exercise of its rights pursuant to Sections 6(b) and 6(c), the Company shall not effect any conversion of this Debenture, and the Holder shall not have the right to convert any portion of this Debenture, pursuant to Section 4(a) or otherwise, to the extent that after giving effect to such conversion, the Holder (together with the Holder's affiliates), as set forth on the applicable Notice of Conversion, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of this Debenture with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted portion of this Debenture beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Debentures or the Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 4(c)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this section applies, the determination of whether this Debenture is convertible (in relation to other securities owned by the Holder) and of which a portion of this Debenture is convertible shall be in the sole discretion of such Holder. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this
            Section 4(c)(i), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company's Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Debenture, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

                  ii. HOLDER'S RESTRICTION ON CONVERSION.  The Company shall not effect any conversion of this Debenture, and the Holder shall not have the right to convert any portion of this Debenture, pursuant to
            Section 4(a) or otherwise, to the extent that after giving effect to such conversion, the Holder (together with the Holder's affiliates), as set forth on the applicable Notice of Conversion, would beneficially own in excess of 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of this Debenture with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted portion of this Debenture beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Debentures or the Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 4(c)(ii), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this section applies, the determination of whether this Debenture is convertible (in relation to other securities owned by the Holder) and of which a portion of this
            Debenture is convertible shall be in the sole discretion of such Holder. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this Section 4(c)(ii), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company's Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Debenture, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

            d) MECHANICS OF CONVERSION


                  i.  CONVERSION  SHARES  ISSUABLE UPON  CONVERSION OF PRINCIPAL
            AMOUNT. The number of shares of Common Stock issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Debenture to be converted by (y) the Conversion Price.

                  ii. DELIVERY OF CERTIFICATE  UPON  CONVERSION.  Not later than five Trading Days after any Conversion Date, the Company will deliver to the Holder (A) a certificate or certificates representing the Conversion Shares which shall be free of restrictive legends and trading restrictions (other than those required by the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of Debentures (including, if so timely elected by the Company, shares of Common Stock representing the payment of accrued interest) and (B) a bank check in the amount of accrued and unpaid interest (if the Company is required to pay accrued interest in cash). The Company shall deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

                  iii.  FAILURE TO DELIVER  CERTIFICATES.  If in the case of any
            Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the fifth Trading Day after a Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the certificates representing the principal amount of Debentures tendered for conversion.

                  iv. PARTIAL LIQUIDATED DAMAGES. Subject to Section 4.10 of the
            Purchase Agreement, if the Company fails for any reason to deliver to the Holder such certificate or certificates pursuant to Section 4(d)(ii) by the fifth Trading Day after the Conversion Date, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1000 of principal amount being converted, $10 per Trading Day for each Trading Day after such fifth Trading Day until such certificates are delivered. The Company's obligations to issue and deliver the Conversion Shares upon conversion of this Debenture in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; PROVIDED, HOWEVER, such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder. In the event a Holder of this Debenture shall elect to convert any or all of the outstanding principal amount hereof, the Company may not refuse conversion based on any claim that the Holder or any one associated or affiliated with the Holder of has been engaged in any violation of law, agreement or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of this Debenture shall have been sought and obtained and the Company posts a surety bond for the benefit of the Holder in the amount of 150% of the principal amount of this Debenture outstanding, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of an injunction precluding the same, the Company shall issue Conversion Shares or, if applicable, cash, upon a properly noticed conversion. Nothing herein shall limit a Holder's right to pursue actual damages or declare an Event of Default pursuant to Section 8 herein for the Company's failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holders from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

                  v. FAILURE TO TIMELY  DELIVER  CERTIFICATES  UPON  CONVERSION.
            Subject to Section 4.10 of the Purchase Agreement, in addition to any other rights available to the Holder, if the Company fails for any reason to deliver to the Holder such certificate or certificates pursuant to Section 4(d)(ii) by the seventh Trading Day after the Conversion Date, and if after such seventh Trading Day the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which the Holder anticipated receiving upon such conversion (a "BUY-IN"), then the Company shall (A) pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which
            (x) the Holder's total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder anticipated receiving from the conversion at issue multiplied by (2) the actual sale price of the Common Stock at the time of the sale (including brokerage commissions, if any) giving rise to such purchase obligation and (B) at the option of the
            Holder, either reissue Debentures in principal amount equal to the principal amount of the attempted conversion or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its delivery requirements under Section 4(d)(ii). For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of Debentures with respect to which the actual sale price of the Conversion Shares at the time of the sale (including brokerage commissions, if any) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In. Notwithstanding anything contained herein to the contrary, if a Holder requires the Company to make payment in respect of a Buy-In for the failure to timely deliver certificates hereunder and the Company timely pays in full such payment, the Company shall not be required to pay such Holder liquidated damages under Section 4(d)(iv) in respect of the certificates resulting in such Buy-In.

                  vi. RESERVATION OF SHARES ISSUABLE UPON CONVERSION. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Debentures and payment of interest on the Debenture, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 4(d)) upon the conversion of the outstanding principal amount of the Debentures and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Registration Statement is then effective under the Securities Act, registered for public sale in accordance with such Registration Statement.

                  vii. FRACTIONAL SHARES. Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the VWAP at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

                  viii. TRANSFER TAXES. The issuance of certificates for shares of the Common Stock on conversion of the Debentures shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Debentures so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

      SECTION 5.CERTAIN ADJUSTMENTS.

            a) STOCK DIVIDENDS AND STOCK SPLITS. If the Company, at any time while the Debentures are outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Debenture, including as interest thereon), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

            b) SUBSEQUENT EQUITY SALES. If the Company or any Subsidiary thereof, as applicable, at any time while Debentures are outstanding, shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at an effective price per share less than the then Conversion Price ("DILUTIVE ISSUANCE"), as adjusted hereunder (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price), then from the Original Issue Date until the 12 month anniversary of the Effective Date, the Conversion Price shall be reduced to equal the effective conversion, exchange or purchase price for such Common Stock or Common Stock Equivalents (including any reset provisions thereof) at issue and from the 12 month anniversary of the Effective Date until this Debenture is no longer outstanding, the Conversion Price shall be adjusted downward, but never upward, by multiplying the Conversion Price by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately prior to the Dilutive Issuance plus the number of shares of Common Stock which the offering price for such Dilutive Issuance would purchase at the Conversion Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the Dilutive Issuance plus the number of shares of Common Stock so issued or issuable in connection with the Dilutive Issuance; PROVIDED, HOWEVER, from the 31 month anniversary of the Original Issue Date until the 36 month anniversary of the Original Issue Date, if the Company uses all of the proceeds from a Dilutive Issuance to redeem the entire remaining outstanding principal amount of the Debentures, then the Holder of this Debenture shall not receive an adjustment to the Conversion Price as provided in this Section. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the Holder in writing, no later than the business day following the issuance of any Common Stock or Common Stock Equivalents subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms.

            c) PRO RATA DISTRIBUTIONS. If the Company, at any time while Debentures are outstanding, shall distribute to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price shall be determined by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

            d) CALCULATIONS. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 5, the number of shares of Common Stock outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) outstanding.

            e) NOTICE TO HOLDERS.

                  i. ADJUSTMENT TO CONVERSION PRICE. Whenever the Conversion Price is adjusted pursuant to any of this Section 5, the Company shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, despite the prohibition thereon in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a Variable Rate Transaction (as defined in the Purchase Agreement), or the lowest possible adjustment price in the case of an MFN Transaction (as defined in the Purchase Agreement).

                  ii. NOTICE TO ALLOW  CONVERSION BY HOLDER.  If (A) the Company
            shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Debentures, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; PROVIDED, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert Debentures during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

                  iii.  FUNDAMENTAL  TRANSACTION.  If,  at any time  while  this
            Debenture is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock (not including a reverse or forward stock split) or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "FUNDAMENTAL TRANSACTION"), then upon any subsequent conversion of this Debenture, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the "ALTERNATE CONSIDERATION"). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Debenture following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new debenture consistent with the foregoing provisions and evidencing the Holder's right to convert such debenture into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that this Debenture (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. In the event of a Fundamental Transaction, then at the request of the Holder delivered before the 90th day after such Fundamental Transaction, the Company (or any such successor or surviving entity) will purchase the outstanding principal amount of this Debenture from the Holder for a purchase price, payable in cash within five Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the principal amount of the Debenture then outstanding plus any accrued but unpaid interest and other fees owing thereon on such date.

                  iv.  EXEMPT  ISSUANCE.   Notwithstanding  the  foregoing,   no
            adjustment will be made under this Section 5 in respect of an Exempt Issuance.

      SECTION 6. REDEMPTION AND FORCED CONVERSION.

            a) OPTIONAL REDEMPTION AT ELECTION OF COMPANY. Subject to the provisions of this Section 6, the Company may deliver a notice to the
      Holders (an "OPTIONAL REDEMPTION NOTICE" and the date such notice is deemed delivered hereunder, the "OPTIONAL REDEMPTION NOTICE DATE") of its irrevocable election to redeem all of the then outstanding Debentures, for an amount, in cash, equal to the Optional Redemption Amount on the 30th Trading Day following the Optional Redemption Notice Date (such date, the "OPTIONAL REDEMPTION DATE" and such redemption, the "OPTIONAL REDEMPTION"). The Optional Redemption Amount is due in full on the Optional Redemption Date. The Company may only effect an optional redemption if during the period commencing on the Optional Redemption Notice Date through to the Optional Redemption Date, each of the Equity Conditions shall have been met. If any of the Equity Conditions shall cease to be satisfied at any time during the required period, then the Holder may elect to nullify the Optional Redemption Notice in which case the Optional Redemption Notice shall be null and void, AB INITIO. The Company covenants and agrees that it will honor all Conversion Notices tendered from the time of delivery of the Optional Redemption Notice through the date all amounts owing thereon are due and paid in full. The payment of cash pursuant to an Optional Redemption shall be made on the Optional Redemption Date. If any portion of the cash payment for an Optional Redemption shall not be paid by the Company by the respective due date, interest shall accrue thereon at the rate of 18% per annum (or the maximum rate permitted by applicable law, whichever is less) until the payment of the Optional Redemption Amount plus all amounts owing thereon is paid in full. Alternatively, if any portion of the Optional Redemption Amount remains unpaid after such date, the Holders subject to such redemption may elect, by written notice to the Company given at any time thereafter, to invalidate AB INITIO such redemption, notwithstanding anything herein contained to the contrary, and, with respect the failure to honor an Optional Redemption only, the Company shall have no further right to exercise such Optional Redemption Right. Notwithstanding anything to the contrary in this Section 6, the Company's determination to redeem in cash or shares of Common Stock shall be applied ratably among the Holders based upon the principal amount of Debentures then outstanding and held by such Holders.

            b) MONTHLY REDEMPTION.

                  i. So long as any  Collateral  (as  defined  in the  Custodial
            Agreement) remains in the possession of the Custodian (as defined in the Custodial Agreement), at any time during the Redemption Period, on each Redemption Date, the Company may give each Holder notice of its intention to redeem each Holder's Pro Rata Portion of the Monthly Redemption Amount stated in such Redemption Notice plus accrued but unpaid interest, the sum of all liquidated damages and any other amounts then owing to such Holder in respect of the Debenture; PROVIDED, HOWEVER, the aggregate of the Monthly Redemption Amounts shall not exceed $10,000,000 for the Redemption Period and any given Monthly Redemption Amount shall not exceed the remaining amount of Collateral; PROVIDED, FURTHER, the Monthly Redemption Amount shall be divided by 18 to produce the Daily Redemption Amount and it is this Daily Redemption Amount that the Company will pay to the Holder. For purposes of this subsection only, "PRO RATA PORTION" is the ratio of (x) the Secured Proceeds then attributable to such Purchaser pursuant to, and held in, the Custodial Agreement and (y) the sum of all Secured Proceeds then held by the Custodian.

                  ii. The Monthly Redemption Amount shall only be paid in shares of Common Stock. The Conversion Shares issued pursuant to a Redemption Notice shall have a conversion price equal to 93% of the VWAP for each Trading Day during the Redemption Period (the "DAILY CONVERSION PRICE"). The number of Conversion Shares issued in connection with a Redemption Notice, subject to adjustment for any stock dividend, stock split, stock combination or other similar event affecting the Common Stock during such Monthly Redemption
            Period, shall be the sum of the quotients of (a) the Daily Redemption Amount for each Trading Day during the Monthly Redemption Period divided by (b) the Daily Conversion Price for such Trading Day, with the first such Trading Day occurring on the first Trading Day after the receipt of the Redemption Notice.

                  iii. Notwithstanding anything herein to the contrary, each Daily Redemption Amount shall not be greater than the Daily Redemption Maximum, and if such Daily Redemption Amount is greater than the Daily Redemption Maximum, then such Daily Redemption Amount shall equal the Daily Redemption Maximum (aggregated among all Holders).

                  iv. Each  Monthly  Redemption  shall be settled as between the
            Company and the Holder on every third Trading Day of a Monthly Redemption Period beginning on the fourth Trading Day of such Monthly Redemption Period (each such date a "SETTLEMENT DATE" and the 3 Trading Days immediately prior to the Settlement Date, "SETTLEMENT PERIOD"). On each Settlement Date, the Company and the Holder shall execute a settlement statement (the "SETTLEMENT Statement") setting forth the number of Conversion Shares issuable in connection with the Trading Days during the Settlement Period and each of the Daily Conversion Prices as to such Settlement Period. Notwithstanding anything to the contrary hereunder, unless waived by the Holder, partial settlement of a Monthly Redemption shall not occur on the applicable Settlement Date if during the Settlement Period and on the Settlement Date the Equity Conditions (other than clause (viii) therein) have not been met. Promptly upon execution of the Settlement Statement (but in no event more than 1 Trading day after the execution of such Settlement Statement), the Conversion Shares purchased pursuant to such Settlement Statement (that is, the sum of the quotients calculated pursuant to clause (ii) above for the Trading Days during such Settlement Period) shall be delivered to the Depository Trust Company ("DTC") account of the Holder, or its designees, as designated by the Holder in the Settlement Statement, via DTC's Deposit Withdrawal Agent Commission system ("DWAC"). Upon the Company electronically delivering such Conversion Shares to the DTC account of the Holder, or its designees, the Holder shall, on the same day direct to the Custodian to wire transfer immediately available funds to the Company's bank account, as designated by the Company in the Settlement Statement, for the portion of the aggregate Monthly Redemption Amount of such Conversion Shares settled on such Settlement Date. The provisions of
            Section 4(d) shall apply to any shares of Common Stock to be issued on any Settlement Date in connection with a Monthly Redemption.

                  v. Any  principal  amount of Debenture  voluntarily  converted pursuant to Section 4(a) during any Settlement Period until the Settlement Date shall be first applied to the principal amount subject to the Daily Redemption Amounts calculated during such Settlement Period. The Holder shall indicate in its Notice of Conversion, in its sole discretion, the specific Daily Redemption Amounts during such Settlement Period to be reduced by virtue of such conversions. Unless otherwise indicated in the Notice of Conversion by the Holder, any principal amount of this Debenture voluntarily converted during any Settlement Period which is in excess of the Holder's Pro Rata Portion of the sum of the Daily Redemption Amounts calculated during such Settlement Period shall be applied against that portion of the principal amount which is not collateralized by the Custodial Account (i.e. one-third of the original principal amount). If no un-collateralized principal is outstanding at a time when the Holder converts more than the sum of the Daily Redemption Amounts during a pending Settlement Period, such excess amount shall be applied to the end of the Redemption Period, unless otherwise indicated in the Notice of Conversion by the Holder. For purposes of clarification, so long as Collateral is held by the Custodian on account of the Holder pursuant to Section 1(g) therein, a voluntary conversion during a Settlement Period shall not reduce the amount of Collateral released by the Custodian to the Company as a result of a Monthly Redemption.

                  vi. The payment of Common Stock pursuant to a Monthly Redemption shall be made on the applicable Settlement Date.


            c) FORCED CONVERSION. Notwithstanding anything herein to the contrary, if after the Effective Date each of the VWAPs for any 20 consecutive Trading Days (such period commencing only after the Effective Date, such period the "THRESHOLD PERIOD")) exceeds the then Conversion Price by at least 150% (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Original Issue
      Date), the Company may, within 2 Trading Days of the end of any such period, deliver a notice to the Holder (a "FORCED CONVERSION NOTICE" and the date such notice is received by the Holder, the "FORCED CONVERSION NOTICE DATE") to cause the Holder to immediately convert all or part of the then outstanding principal amount of Debentures pursuant to Section 4(a). The Company may only effect a Forced Conversion Notice if all of the Equity Conditions are met through the applicable Threshold Period until the date of the applicable Forced Conversion. Any Forced Conversion shall be applied ratably to all Holders based on their initial purchases of Debentures pursuant to the Purchase Agreement.

      SECTION 7.NEGATIVE COVENANTS. So long as any portion of this Debenture is outstanding, the Company will not and will not permit any of its Subsidiaries to directly or indirectly amend its certificate of incorporation, bylaws or to her charter documents so as to adversely affect any rights of the Holder.

      SECTION 8.EVENTS OF DEFAULT.

            a) "EVENT OF DEFAULT", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body) that is not cured within 10 Trading Days after receipt of notice from a Purchaser:

                  i. any default in the payment of (A) the  principal  of amount of any Debenture, or (B) interest (including Late Fees) on, or liquidated damages in respect of, any Debenture, in each case free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured, within 5 Trading Days;

                  ii. the  Company  shall  fail to observe or perform  any other covenant or agreement contained in this Debenture or any of the other Transaction Documents (other than a breach by the Company of its obligations to deliver shares of Common Stock to the Holder upon conversion which breach is addressed in clause (xii) below) which failure is not cured, if possible to cure, within 5 Trading Days after notice of such default sent by the Holder or by any other Holder;

                  iii. a default or event of  default  (subject  to any grace or cure period provided for in the applicable agreement, document or instrument) shall occur under (A) any of the Transaction Documents other than the Debentures, or (B) any other material agreement, lease, document or instrument to which the Company or any Subsidiary is bound;

                  iv. any  representation  or warranty made herein, in any other
            Transaction Document, in any written statement pursuant hereto or thereto, or in any other report, financial statement or certificate made or delivered to the Holder or any other holder of Debentures shall be untrue or incorrect in any material respect as of the date when made or deemed made;

                  v. (i) the Company or any of its Subsidiaries  shall commence, or there shall be commenced against the Company or any such Subsidiary, a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any Subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any Subsidiary thereof or (ii) there is commenced against the Company or any Subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or (iii) the Company or any Subsidiary thereof is adjudicated by a court of competent jurisdiction insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or (iv) the Company or any Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or (v) the Company or any Subsidiary thereof makes a general assignment for the benefit of creditors; or (vi) the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or (vii) the Company or any Subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (viii) the Company or any Subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or (ix) any corporate or other action is taken by the Company or any Subsidiary thereof for the purpose of effecting any of the foregoing;

                  vi. the Company or any Subsidiary  shall default in any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company in an amount exceeding $500,000 and which default shall have a Material Adverse Effect on the Company, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

                  vii. the Common  Stock shall not be eligible for  quotation on or quoted for trading on a Trading Market and shall not again be eligible for and quoted or listed for trading thereon within five Trading Days;

                  viii. the Company shall be a party to any Change of Control Transaction, shall agree to sell or dispose of all or in excess of 51% of its assets in one or more transactions (whether or not such sale would constitute a Change of Control Transaction) or shall redeem or repurchase more than a de minimis number of its outstanding shares of Common Stock or other equity securities of the Company (other than redemptions of Conversion Shares and repurchases of shares of Common Stock or other equity securities of departing officers and directors of the Company; provided such repurchases shall exceed $100,000, in the aggregate, for all officers and directors during the term of this Debenture);

                  ix. a  Registration  Statement  shall not have  been  declared effective by the Commission on or prior to the Effectiveness Date (as defined in the Registration Rights Agreement);

                  x. if,  during the  Effectiveness  Period  (as  defined in the
            Registration Rights Agreement), the effectiveness of the Registration Statement lapses for any reason or the Holder shall not be permitted to resell Registrable Securities (as defined in the Registration Rights Agreement) under the Registration Statement, in either case, for more than 30 consecutive Trading Days or 60 non-consecutive Trading Days during any 12 month period; provided, HOWEVER, that in the event that the Company is negotiating a merger, consolidation, acquisition or sale of all or substantially all of its assets or a similar transaction and in the written opinion of counsel to the Company, the Registration Statement, would be required to be amended to include information concerning such transactions or the parties thereto that is not available or may not be publicly disclosed at the time, the Company shall be permitted an additional 10 consecutive Trading during any 12 month period relating to such an event;

                  xi. an Event (as defined in the Registration Rights Agreement)
            shall not have been cured to the satisfaction of the Holder prior to the expiration of thirty days from the Event Date (as defined in the Registration Rights Agreement) relating thereto (other than an Event resulting from a failure of an Registration Statement to be declared effective by the Commission on or prior to the Effectiveness Date (as defined in the Registration Rights Agreement), which shall be covered by Section 8(a)(ix);

                  xii. the Company shall fail for any reason to deliver certificates to a Holder prior to the fifth Trading Day after a Conversion Date pursuant to and in accordance with Section 4(d) or the Company shall provide notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversions of any Debentures in accordance with the terms hereof;

                  xiii. the Company shall fail for any reason to deliver the payment in cash pursuant to a Buy-In (as defined herein) within five Trading Days after notice thereof is delivered hereunder; or

                  xiv. the Company shall fail to have available a sufficient number of authorized and unreserved shares of Common Stock to issue to such Holder upon a conversion hereunder.

            b) REMEDIES UPON EVENT OF DEFAULT. If any Event of Default occurs, the full principal amount of this Debenture, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become, at the Holder's election, immediately due and payable in cash. The aggregate amount payable upon an Event of Default shall be equal to the Mandatory Prepayment Amount. Commencing 5 days after the occurrence of any Event of Default that results in the eventual acceleration of this Debenture, the interest rate on this Debenture shall accrue at the rate of 18% per annum, or such lower maximum amount of interest permitted to be charged under applicable law. All Debentures for which the full Mandatory Prepayment Amount hereunder shall have been paid in accordance herewith shall promptly be surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a Debenture holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

      SECTION 9. MISCELLANEOUS.

            a) NOTICES. Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, facsimile number (949) 428-8515, ATTN: BENTON H. WILCOXON or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or
      (iv) upon actual receipt by the party to whom such notice is required to be given.

            b) ABSOLUTE OBLIGATION. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture ranks PARI PASSU with all other Debentures now or hereafter issued under the terms set forth herein.

            c) SECURITY INTEREST. This Debenture is a direct debt obligation of the Company and, pursuant to the Custodial Agreement is secured by a first priority perfected security interest in the Secured Proceeds (as defined by the Custodial Agreement) held by the Custodian pursuant to the Custodial Agreement for the benefit of the Holders.

            d) LOST OR MUTILATED DEBENTURE. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

            e) GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and  federal  courts  sitting  in the City of New York,  Borough  of
      Manhattan (the "NEW YORK Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Debenture and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Debenture or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Debenture, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

            f) WAIVER. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

            g) SEVERABILITY. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Debenture as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

            h) NEXT BUSINESS DAY. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

            i) HEADINGS. The headings contained herein are for convenience only, do not constitute a part of this Debenture and shall not be deemed to limit or affect any of the provisions hereof.


                              *********************

      IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed by a duly authorized officer as of the date first above indicated.



                        COMPOSITE TECHNOLOGY CORPORATION

                        By:__________________________________________
                           Name:
                           Title:

                                                                         ANNEX A

                              NOTICE OF CONVERSION

      The undersigned hereby elects to convert principal under the 6% Secured Convertible Debenture of Composite Technology Corporation, a Nevada corporation (the "COMPANY"), due on August ___, 2007, into shares of common stock, par value $0.001 per share (the "COMMON STOCK"), of the Company according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

      By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Company's Common Stock does not exceed the amounts determined in accordance with Section 13(d) of the Exchange Act, specified under Section 4 of this Debenture.

      The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.


Conversion calculations:

                           Date to Effect Conversion:

                           Principal Amount of Debentures to be Converted:

                           Payment of Interest in Common Stock __ yes  __ no
                                If yes, $_____ of Interest Accrued on Account of Conversion at Issue.

                           Number  of  shares of Common Stock to be issued:

                           Signature:

                           Name:

                           Address:

                                   SCHEDULE 1

                               CONVERSION SCHEDULE

The 6% Secured Convertible Debentures due on August ___, 2007, in the aggregate principal amount of $____________ issued by Composite Technology Corporation This Conversion Schedule reflects conversions made under Section 4 of the above referenced Debenture.

                                     Dated:

==================================== ------------------------------ ========================== ------------------------------------
                                                                       Aggregate Principal
        Date of Conversion                                              Amount Remaining
   (or for first entry, Original                                    Subsequent to Conversion
            Issue Date)                  Amount of Conversion        (or original Principal              Company Attest
                                                                             Amount)
------------------------------------ ------------------------------ -------------------------- ------------------------------------


------------------------------------ ------------------------------ -------------------------- ------------------------------------


------------------------------------ ------------------------------ -------------------------- ------------------------------------


------------------------------------ ------------------------------ -------------------------- ------------------------------------


------------------------------------ ------------------------------ -------------------------- ------------------------------------


------------------------------------ ------------------------------ -------------------------- ------------------------------------


------------------------------------ ------------------------------ -------------------------- ------------------------------------


------------------------------------ ------------------------------ -------------------------- ------------------------------------


------------------------------------ ------------------------------ -------------------------- ------------------------------------


==================================== ============================== ========================== ------------------------------------

                                                                       EXHIBIT B

                          REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement (this "AGREEMENT") is made and entered into as of August 17, 2004 among Composite Technology Corporation, a Nevada corporation (the "COMPANY"), and the purchasers signatory hereto (each such purchaser is a "PURCHASER" and all such purchasers are, collectively, the "PURCHASERS").

      This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof among the Company and the Purchasers (the "PURCHASE AGREEMENT").

      The Company and the Purchasers hereby agree as follows:

      1.    DEFINITIONS

      CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN THAT ARE DEFINED IN THE PURCHASE AGREEMENT SHALL HAVE THE MEANINGS GIVEN SUCH TERMS IN THE PURCHASE AGREEMENT. As used in this Agreement, the following terms shall have the following meanings:

      "ADVICE" shall have the meaning set forth in Section 6(d).

            "EFFECTIVENESS DATE" means, with respect to the initial Registration Statement required to be filed hereunder, the 90th calendar day following the Filing Date (the 150th calendar day in the case of a review by the Commission) and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 90th calendar day following the applicable Filing Date (the 150th calendar day in the case of a review of the Registration Statement by the Commission); PROVIDED, HOWEVER, in the event the Company is notified by the Commission that one of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates required above.

            "EFFECTIVENESS PERIOD" shall have the meaning set forth in Section 2(a).

            "EVENT" shall have the meaning set forth in Section 2(b).

            "EVENT DATE" shall have the meaning set forth in Section 2(b).

            "FILING DATE" means, with respect to the initial Registration Statement required hereunder, the 30th calendar day following the date hereof and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 30th day following the date on which the Company first knows, or reasonably should have known that such additional Registration Statement is required hereunder.

            "HOLDER" or "HOLDERS" means the holder or holders, as the case may be, from time to time of Registrable Securities.

            "INDEMNIFIED  PARTY"  shall  have the  meaning  set forth in Section
      5(c).

            "INDEMNIFYING  PARTY"  shall have the  meaning  set forth in Section
      5(c).

            "LOSSES" shall have the meaning set forth in Section 5(a).

            "PROCEEDING"  means  an  action,   claim,  suit,   investigation  or
      proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

            "PROSPECTUS" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

            "REGISTRABLE SECURITIES" means (i) all of the shares of Common Stock issuable upon conversion in full of the Debentures, (ii) all shares issuable as interest on the Debentures assuming all interest payments are made in shares of Common Stock and the Debentures are held until maturity,
      (iii) all Warrant Shares, (iv) any securities issued or issuable upon any stock split, dividend or other distribution recapitalization or similar event with respect to the foregoing and (v) any additional shares issuable in connection with any anti-dilution provisions in the Debentures.

            "REGISTRATION STATEMENT" means the registration statements required to be filed hereunder and any additional registration statements contemplated by Section 3(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

            "RULE 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

            "RULE 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

      2.    SHELF REGISTRATION

      (a) On or prior to each Filing Date, the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering the resale of 150% of the Registrable Securities on such Filing Date for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (unless otherwise directed by the Holders) substantially the "Plan of Distribution" attached hereto as ANNEX A. Subject to the terms of this Agreement, the Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the applicable Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the "EFFECTIVENESS PERIOD"). The Company shall immediately notify the Holders of the effectiveness of the Registration Statement on the same day that the Company receives notification of the effectiveness from the Commission. Failure to so notify the Holder within 1 Trading Day of such notification shall be deemed an Event under Section 2(b).

      (b) If: (i) a Registration Statement is not filed on or prior to its Filing Date (if the Company files a Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a), the Company shall not be deemed to have satisfied this clause (i)), or
(ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review, or (iii) prior to its Effectiveness Date, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within 15 Trading Days after the receipt of comments by or notice from the Commission that such amendment is required in order for a Registration Statement to be declared effective, or (iv) a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission by its Effectiveness Date, or (v) after the Effectiveness Date, a Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities for 10 consecutive Trading Days but no more than an aggregate of 15 Trading Days during any 12-month period (which need not be consecutive Trading Days) (any such failure or breach being referred to as an "EVENT", and for purposes of clause (i) or (iv) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five Trading Day period is exceeded, or for purposes of clause (iii) the date which such 10 Trading Day period is exceeded, or for purposes of clause (v) the date on which such 10 or 15 Trading Day period, as applicable, is exceeded being referred to as "EVENT DATE"), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 2.0% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.

      3.    REGISTRATION PROCEDURES

      In connection with the Company's registration obligations hereunder, the Company shall:

      (a) Not less than five Trading Days prior to the filing of each Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than 5 Trading Days after the Holders have been so furnished copies of such documents. Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a "SELLING HOLDER QUESTIONNAIRE") not less than two Trading Days prior to the Filing Date or by the end of the fourth Trading Day following the date on which such Holder receives draft materials in accordance with this Section.

      (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

      (c) If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 90% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than 125% of the number of such Registrable Securities.

      (d) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (ii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than five Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed;
(B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and
(vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of the Registration Statement or
Prospectus; provided that any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; PROVIDED, FURTHER, notwithstanding each Holder's agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information.

      (e) Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

      (f) Furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

      (g) Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with resales by the Holder of Registrable Securities. Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving on any notice pursuant to Section 3(d).

      (h) Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

      (i) If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

      (j) Upon the occurrence of any event contemplated by this Section 3, as promptly as reasonably possible under the circumstances taking into account the Company's good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses
(ii) through (v) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(j) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages pursuant to
Section 2(b), for a period not to exceed 60 days (which need not be consecutive days) in any 12 month period.

      (k) Comply with all applicable rules and regulations of the Commission.

      (l) The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the person thereof that has voting and dispositive control over the Shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three Trading Days of the Company's request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

      4. REGISTRATION EXPENSES. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in a Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

      5.    INDEMNIFICATION

      (a) INDEMNIFICATION BY THE COMPANY. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "LOSSES"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

      (b) INDEMNIFICATION BY HOLDERS. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or (ii) to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(e). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

      (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PArty"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

      An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

      Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the
Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

      (d) CONTRIBUTION. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such
Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

      The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.

      The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

      6.    MISCELLANEOUS

      (a) REMEDIES. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

      (b) NO PIGGYBACK ON REGISTRATIONS. Except as set forth on SCHEDULE 6(B) attached hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities. The Company shall not file any other registration statements until the initial
Registration Statement required hereunder is declared effective by the Commission, provided that this SECTION 6(B) shall not prohibit the Company from filing amendments to registration statements already filed.

      (c) COMPLIANCE. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

      (d) DISCONTINUED DISPOSITION. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement, or until it is advised in writing (the "ADVICE") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The
Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as it practicable. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(b).

      (e) PIGGY-BACK REGISTRATIONS. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within fifteen days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered; provided, that, the Company shall not be required to register any Registrable Securities pursuant to this Section 6(e) that are eligible for resale pursuant to Rule 144(k) promulgated under the Securities Act or that are the subject of a then effective Registration Statement.

      (f) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and Holders of at least 66% of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; PROVIDED, HOWEVER, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

      (g) NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

      (h) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of all of the Holders of the then-outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

      (i) NO INCONSISTENT AGREEMENTS. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth on Schedule 6(b), neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

      (j) EXECUTION AND COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same
Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

      (k) GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined with the provisions of the Purchase Agreement.

      (l) CUMULATIVE REMEDIES. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

      (m) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

      (n) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (o) INDEPENDENT NATURE OF HOLDERS' OBLIGATIONS AND RIGHTS. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.


                              ********************

      IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.



                                COMPOSITE TECHNOLOGY CORPORATION

                                By:__________________________________________
                                   Name:
                                   Title:


                       [SIGNATURE PAGE OF HOLDERS FOLLOWS]

                     [SIGNATURE PAGE OF HOLDERS TO CPTC RRA]


Name of Investing Entity: ______________________________________________________

Signature of Authorized Signatory of Investing Entity: _________________________

Name of Authorized Signatory: __________________________________________________

Title of Authorized Signatory: _________________________________________________



                           [SIGNATURE PAGES CONTINUE]

                              PLAN OF DISTRIBUTION

      Each Selling Stockholder (the "SELLING STOCKHOLDERS") of the common stock ("COMMON STOCK") of Composite Technology Corporation, a Nevada corporation (the "COMPANY") and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on the Trading Market or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling shares:

            o ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

            o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

            o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

            o an exchange distribution in accordance with the rules of the applicable exchange;

            o     privately negotiated transactions;

            o settlement of short sales entered into after the date of this prospectus;

            o broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

            o     a combination of any such methods of sale;

            o     through the writing or  settlement of options or other hedging
                  transactions,   whether   through  an  options   exchange   or
                  otherwise; or

            o     any other method permitted pursuant to applicable law.

      The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the "SECURITIES ACT"), if available, rather than under this prospectus.

      Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. Each Selling Stockholder does not expect these commissions and discounts relating to its sales of shares to exceed what is customary in the types of transactions involved.

      In connection with the sale of our common stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

      The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

      The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

      Because Selling Stockholders may be deemed to be "underwriters" within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. Each Selling Stockholder has advised us that they have not entered into any agreements, understandings or arrangements with any underwriter or broker-dealer regarding the sale of the resale shares. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

      We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume limitations by reason of Rule 144(e) under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to the prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

      Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to our common stock for a period of two business days prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of our common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale.

                                                                         ANNEX B

                        COMPOSITE TECHNOLOGY CORPORATION

                 SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

      The undersigned beneficial owner of common stock, par value $0.001 per share (the "COMMON STOCK"), of Composite Technology Corporation, a Nevada corporation (the "COMPANY"), (the "REGISTRABLE SECURITIES") understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form SB-2 (the "REGISTRATION STATEMENT") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "SECURITIES ACT"), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of August 17, 2004 (the "REGISTRATION RIGHTS AGREEMENT"), among the Company and the Purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

      Certain   legal   consequences   arise  from  being  named  as  a  selling
securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

                                     NOTICE

      The undersigned beneficial owner (the "SELLING SECURITYHOLDER") of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

                                  QUESTIONNAIRE

1.    NAME.

      (a)   Full Legal Name of Selling Securityholder

            -----------------------------------------------------------


      (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

            -----------------------------------------------------------


      (c) Full Legal Name of Natural Control Person (which means a natural person who directly you indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

            -----------------------------------------------------------


2.    ADDRESS FOR NOTICES TO SELLING SECURITYHOLDER:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Telephone:
          ----------------------------------------------------------------------

Fax:
      --------------------------------------------------------------------------

Contact Person:
               -----------------------------------------------------------------

3.  BENEFICIAL OWNERSHIP OF REGISTRABLE SECURITIES:

      (a) Type and Principal Amount of Registrable Securities beneficially owned:

            -------------------------------------------------------------------

            -------------------------------------------------------------------

            -------------------------------------------------------------------

4.    BROKER-DEALER STATUS:

      (a)   Are you a broker-dealer?

                                  Yes [_]       No [_]

      Note: If yes, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

      (b)   Are you an affiliate of a broker-dealer?

                                  Yes [_]       No [_]

      (c) If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

                                  Yes [_]       No [_]

      Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. BENEFICIAL OWNERSHIP OF OTHER SECURITIES OF THE COMPANY OWNED BY THE SELLING SECURITYHOLDER.

      Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

      (a) Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

            --------------------------------------------------------------------

            --------------------------------------------------------------------

6.    RELATIONSHIPS WITH THE COMPANY:

      Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

      State any exceptions here:


           ---------------------------------------------------------------------

           ---------------------------------------------------------------------



      The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

      By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

      IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.



Dated:                               Beneficial Owner:
       ---------------------                           -------------------------

                                     By:
                                          --------------------------------------
                                          Name:
                                          Title:


PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

                                                                       EXHIBIT C

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

                          COMMON STOCK PURCHASE WARRANT

                To Purchase __________ Shares of Common Stock of

                        COMPOSITE TECHNOLOGY CORPORATION

      THIS COMMON STOCK PURCHASE WARRANT (the "WARRANT") certifies that, for value received, _____________ (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the "INITIAL EXERCISE DATE") and on or prior to the close of business on the four year anniversary of the Initial Exercise Date (the "TERMINATION DATE") but not thereafter, to subscribe for and purchase from Composite Technology Corporation, a Nevada corporation (the "COMPANY"), up to ______ shares (the "WARRANT SHARES") of Common Stock, par value $0.001 per share, of the Company (the "COMMON STOCK"). The purchase price of one share of Common Stock (the "EXERCISE PRICE") under this Warrant shall be $____1, subject to adjustment hereunder.

      SECTION 1.DEFINITIONS. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the "PURCHASE AGREEMENT"), dated August 17, 2004, among the Company and the purchasers signatory thereto.

      SECTION 2.EXERCISE.

            a) EXERCISE OF WARRANT. Exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); PROVIDED, HOWEVER, within 5 Trading Days of the date said Notice of Exercise is delivered to the Company, the Holder shall have surrendered this Warrant to the Company and the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank.


--------------
1 50% of the Warrants shall have an exercise price equal to $1.75 and 50% of the Warrants shall have an exercise price equal to $1.82.

            b) EXERCISE PRICE. The Exercise Price of each share of Common Stock under this Warrant shall be $__________2, subject to adjustment hereunder.

            c) CASHLESS EXERCISE. If at any time after one year from the date of issuance of this Warrant there is no effective Registration Statement registering the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

            (A) = the VWAP on the Trading Day immediately preceding the date of such election;

            (B)   = the Exercise Price of this Warrant, as adjusted; and

            (X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

            d)    EXERCISE LIMITATIONS.

                        i. HOLDER'S RESTRICTIONS.  The Holder shall not have the
                  right to  exercise  any portion of this  Warrant,  pursuant to
                  Section 2(c) or otherwise, to the extent that after giving effect to such issuance after exercise, the Holder (together with the Holder's affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance. For purposes of the foregoing sentence, the number of shares of Common
                  Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be

--------------
2 50% of the Warrants shall have an exercise price equal to 115% of the Market Price and 50% of the Warrants shall have an exercise price equal to 120% of the Market Price.

                  issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Debentures or Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act, it being acknowledged by Holder that the Company is not representing to Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of such Holder, and the submission of a Notice of Exercise shall be deemed to be such Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this Section 2(d), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-Q or Form 10-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company's Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.


                        ii. Intentionally Omitted.

      e)    MECHANICS OF EXERCISE.

                        i. AUTHORIZATION OF WARRANT SHARES. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

                        ii. DELIVERY OF CERTIFICATES UPON EXERCISE. Certificates
                  for shares purchased hereunder shall be delivered to the Holder within 5 Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above ("WARRANT SHARE DELIVERY DATE"). This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 2(e)(vii) prior to the issuance of such shares, have been paid.

                        iii. DELIVERY OF NEW WARRANTS UPON EXERCISE. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

                        iv. RESCISSION RIGHTS. If the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 2(e)(iv) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise

                        v. BUY-IN  COMPENSATION.  Subject to Section 4.10 of the
                  Purchase Agreement, in addition to any other rights available to the Holder, if the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise on or before the 2nd Trading Day following the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "BUY-IN"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

                        vi. NO FRACTIONAL  SHARES OR SCRIP. No fractional shares
                  or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

                        vii. CHARGES, TAXES AND EXPENSES. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; PROVIDED, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

                        viii. CLOSING OF BOOKS. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

      SECTION 3. CERTAIN ADJUSTMENTS.

            a) STOCK DIVIDENDS AND SPLITS. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this
      Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

            b) SUBSEQUENT EQUITY SALES. If the Company or any Subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at an effective price per share less than the then Exercise Price (such lower price, the "BASE SHARE
      PRICE" and such issuances collectively, a "DILUTIVE ISSUANCE"), as adjusted hereunder (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price), then, from the Initial Exercise Date until the 12 month anniversary of the Effective Date, the Exercise Price shall be reduced to equal the Base Share price and from the 12 month anniversary of the Effective Date until this Warrant is no longer outstanding, the Exercise Price shall be reduced by multiplying the Exercise Price by a fraction, the numerator of which is the number of shares of Common Stock issued and outstanding immediately prior to the Dilutive Issuance plus the number of shares of Common Stock which the offering price for such Dilutive Issuance would purchase at the then Exercise Price, and the denominator of which shall be the sum of the number of shares of Common Stock issued and outstanding immediately prior to the Dilutive Issuance plus the number of shares of Common Stock so issued or issuable in connection with the Dilutive Issuance; provided, HOWEVER, from the 31 month anniversary of the Initial Exercise Date until the 36 month anniversary of the Initial Exercise Date, if the Company uses all of the proceeds from a Dilutive Issuance to redeem the outstanding principal amount of the Debentures, then the Holder of this Warrant shall not receive an adjustment to the Exercise Price as provided in this Section. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the Holder in writing, no later than the business day following the issuance of any Common Stock or Common Stock Equivalents subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms.

            c) PRO RATA DISTRIBUTIONS. If the Company, at any time prior to the Termination Date, shall distribute to all holders of Common Stock (and not to Holders of the Warrants) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 3(b)), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

            d) CALCULATIONS. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) outstanding.

            e) NOTICE TO HOLDERS.

                  i. ADJUSTMENT TO EXERCISE  PRICE.  Whenever the Exercise Price
            is adjusted pursuant to this Section 3, the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, despite the prohibition thereon in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a Variable Rate Transaction (as defined in the Purchase Agreement), or the lowest possible adjustment price in the case of an MFN Transaction (as defined in the Purchase Agreement.

                  ii. NOTICE TO ALLOW EXERCISE BY HOLDER. If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last addresses as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; PROVIDED, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Warrant during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice

            f) FUNDAMENTAL TRANSACTION. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "FUNDAMENTAL TRANSACTION"), then, upon any subsequent conversion of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise absent such Fundamental Transaction, upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Alternate Consideration receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event (the "ALTERNATE CONSIDERATION"). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (f) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

            g) EXEMPT ISSUANCE. Notwithstanding the foregoing, no adjustments, Alternate Consideration nor notices shall be made, paid or issued under this Section 3 in respect of an Exempt Issuance.

            h) VOLUNTARY ADJUSTMENT BY COMPANY. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

      SECTION 4. TRANSFER OF WARRANT.

            a) TRANSFERABILITY. Subject to compliance with any applicable securities laws and the conditions set forth in Sections 5(a) and 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

            b) NEW WARRANTS. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

            c) WARRANT REGISTER. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "WARRANT REGISTER"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

            d) TRANSFER RESTRICTIONS. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8)
      promulgated under the Securities Act or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act.

      SECTION 5. MISCELLANEOUS.

            a) TITLE TO WARRANT. Prior to the Termination Date and subject to compliance with applicable laws and Section 4 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

            b) NO RIGHTS AS SHAREHOLDER UNTIL EXERCISE. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

            c) LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

            d) SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

            e) AUTHORIZED SHARES.

                  The  Company  covenants  that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

                  Except  and to the  extent as waived  or  consented  to by the
            Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will
            (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

            f)  JURISDICTION.   All  questions   concerning  the   construction,
      validity,   enforcement  and  interpretation  of  this  Warrant  shall  be determined in accordance with the provisions of the Purchase Agreement.

            g) RESTRICTIONS. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

            h) NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

            i) NOTICES. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

            j) LIMITATION OF LIABILITY. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

            k) REMEDIES. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

            l) SUCCESSORS AND ASSIGNS. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

            m) AMENDMENT. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

            n) SEVERABILITY. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

            o) HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                              ********************

      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.



Dated:  August 17, 2004

                                        COMPOSITE TECHNOLOGY CORPORATION

                                        By:_____________________________________
                                           Name:
                                           Title:

                               NOTICE OF EXERCISE


To:   Composite Technology Corporation

      (1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

      (2) Payment shall take the form of (check applicable box):

                       [ ] in lawful money of the United States; or

                       [ ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 3(d), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 3(d).

      (3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

                   -----------------------------------------

The Warrant Shares shall be delivered to the following:

                   -----------------------------------------

                   -----------------------------------------

                   -----------------------------------------

      (4) ACCREDITED INVESTOR. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

                                   [PURCHASER]


                                   By: ______________________________
                                         Name:
                                         Title:

                                   Dated:  ________________________

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)

      FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is


---------------------------------------------------------------.


---------------------------------------------------------------


                                        Dated:  ______________, _______


                               Holder's Signature:  ____________________________

                               Holder's Address:    ____________________________



Signature Guaranteed:  ___________________________________________


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                                                       EXHIBIT E

                        CUSTODIAL AND SECURITY AGREEMENT

      THIS CUSTODIAL AND SECURITY  AGREEMENT  (this  "AGREEMENT")  is made as of
August 17, 2004, by and among Composite Technology Corporation, a Nevada corporation with an address at 2026 McGaw Avenue, Irvine, CA 92614 (the "COMPANY"), the purchasers signatory hereto (each individually, a "PURCHASER," and collectively, the "PURCHASERS"), and Feldman Weinstein LLP, with an address at 420 Lexington Avenue, Suite 2620, New York, New York 10170 (the "CUSTODIAN"). CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS SET FORTH IN THE SECURITIES PURCHASE AGREEMENT REFERRED TO IN THE FIRST RECITAL.

                              W I T N E S S E T H:

      WHEREAS, the Company and each Purchaser has entered into the Securities Purchase Agreement of even date herewith (the "PURCHASE AGREEMENT"), pursuant to which the Purchasers are purchasing the Company's 6% Secured Convertible Debentures due three years after their date of issuance (collectively, the "SECURED DEBENTURES") and Warrants; and

      WHEREAS, in order to induce the Purchasers to enter into the Purchase Agreement and to purchase the Debentures, and as a condition precedent thereto, the Company has agreed to secure the payment and performance of its obligations under the Purchase Agreement, the Debentures, this Agreement and the other Transaction Documents by granting to the Purchasers a first priority security interest in certain of the cash proceeds from the sale of the Debentures; and

      WHEREAS, the Company and the Purchasers have requested that the Custodian hold two-thirds of the gross cash proceeds from the sale of the Debentures for the benefit of the Purchasers, as secured parties, in accordance with the terms hereof;

      WHEREAS, the Purchasers wish to initially appoint Midsummer Capital LLC as a representative of the Purchasers (the "PURCHASER REPRESENTATIVE") to act on behalf of all of the Purchasers solely with respect to the release of funds pursuant to this Agreement.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1.    CLOSING.

            (a) Upon the  Custodian's  receipt  from the  Purchasers  of, in the aggregate, $15,000,000 into its escrow account (the "ESCROW ACCOUNT"), together with each Purchaser's executed counterparts of this Agreement, the Purchase Agreement and the Registration Rights Agreement, the Custodian shall telephonically advise the Company, or the Company's designated attorney or agent, of its receipt of such funds and such documents.

            (b) Wire transfers to the Custodian shall be made as follows:

                           STERLING NATIONAL BANK
                           622 3RD AVENUE
                           NEW YORK, NY 10017
                           Account Name:  Feldman Weinstein LLP
                           ABA ROUTING NO: 026007773
                           ACCT NO: 0814180101
                           Remark:  CPCT/[FUND NAME]

            (c) The Company,  upon receipt of the telephonic notice described in
      Section 1(a) above, shall deliver to the Custodian the certificates representing the Debentures and the Warrants to be issued to each Purchaser at the Closing together with:

                  (i) a counterpart of the Registration  Rights Agreement,  duly executed by the Company;

                  (ii) the executed legal opinion of Company Counsel;

                  (iii) a counterpart of the Purchase  Agreement,  duly executed by the Company; and

                  (iv) a  counterpart  of this  Agreement,  duly executed by the
            Company.

            (d) In the event that the foregoing items have not been delivered to the Custodian by the Company within five (5) Trading Days after the Custodian has received all of the Subscription Amounts (net of any permitted deductions pursuant to the Purchase Agreement), then each Purchaser shall have an independent and separate right to demand and receive the return of its Subscription Amount.

            (e) Once the  Custodian  receives  all of the items  required  to be delivered hereunder, it shall wire the gross proceeds raised pursuant to the Purchase Agreement per the written instructions of the Company less the balance of $10,000,000 (the "SECURED PROCEEDS") which shall be initially transferred into a separate non-interest bearing custodian deposit account of the Custodian (the "CUSTODIAN ACCOUNT"). Thereafter, the Custodian Account shall be maintained by the Custodian in accordance with the terms of this Agreement and may be invested in an interest-bearing government securities or commercial money market fund made available by the Custodian's bank or as otherwise directed in a writing executed by the Company and the Purchaser Representative. The Custodian, by its execution and delivery of this Agreement, hereby agrees to accept receipt of the Secured Proceeds and to hold such proceeds for the benefit of the Purchasers, as secured parties.

            (f) After transferring the Secured Proceeds into the Custodian Account, the Custodian shall then arrange to have originals or counterpart originals of the Purchase Agreement, the Warrants, the Debentures, the Registration Rights Agreement, this Agreement and the opinion of counsel delivered to the appropriate parties.

            (g) The Custodian shall hold the Secured Proceeds in the Custodian Account, for the benefit of each Purchaser, and not release such proceeds except as provided herein. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, AS TO ANY PURCHASER, THE CUSTODIAN SHALL ONLY RELEASE FUNDS TO THE COMPANY OR A PURCHASER UNDER THIS AGREEMENT TO THE EXTENT ALL SUCH RELEASES ON ACCOUNT OF SUCH PURCHASER, IN THE AGGREGATE, DO NOT EXCEED 66.66% OF THE ORIGINAL PRINCIPAL AMOUNT OF DEBENTURES PURCHASED BY SUCH PURCHASER PURSUANT TO THE PURCHASE AGREEMENT PLUS ACCRUED INTEREST.

            (h) The Purchasers hereby appoint the Purchaser Representative as the representative of the Purchasers to act on behalf of all of the Purchasers with respect to the release of funds pursuant to this Agreement.

      2.    RELEASE OF SECURED PROCEEDS.

            (a) RELEASE UPON VOLUNTARY CONVERSION OF DEBENTURES. Upon the conversion by a Purchaser of all or part of the principal amount of the Debenture(s) held by such Purchaser in excess of such Purchaser's Pro Rata Amount of the sum of $5,000,000 ("PRO RATA AMOUNT" as defined in the Debenture), (the "CONVERTED PRINCIPAL AMOUNT"), such Purchaser and the Company shall promptly thereafter execute a joint certificate to the Custodian certifying that such Converted Principal Amount has been converted by the Purchaser (a "CONVERSION CERTIFICATE", such release upon Conversion shall be a "CONVERSION RELEASE" and such date of a Conversion Release shall be the "CONVERSION RELEASE DATE"). Promptly after its receipt of a Conversion Certificate, the Custodian shall release out of the Secured Proceeds, subject to the limitation set forth in Section 1(g), to the account specified in the written instructions of the Company, an amount equal to the Converted Principal Amount.

            (b) RELEASE UPON THE VALUE OF COMMON STOCK.

                  (i) Upon written notice by the Company to the Purchaser Representative and the Custodian that either (i) the VWAP on each Trading Day for any 20 consecutive Trading Days commencing on the Original Issue Date and until the Debentures are no longer outstanding (the "RELEASE PERIOD") is greater than or equal to 150% of the Conversion Price (as defined in the Debenture) and provided that the Equity Conditions are satisfied during the 20 Trading Day period preceding the Requested Release Notice or (ii) the VWAP on each Trading Day during the Release Period is greater than or equal to 175% of the Conversion Price (each, a "REQUESTED RELEASE NOTICE") and provided that the Equity Conditions are satisfied during the 20 Trading Day period preceding the Requested Release Notice, the Company may request a release of the Secured Proceeds such that the Custodian shall release 50% of the Secured Proceeds pursuant to
            Section 2(b)(i) (the "PARTIAL RELEASE") and 100% of the Secured Proceeds pursuant to Section 2(b)(ii) (the "FULL RELEASE") (the date of the Partial Release and the Full Release shall be the "PARTIAL RELEASE DATE" and the "FULL RELEASE DATE", respectively) and the Purchaser Representative shall join in such request. Prior to a Partial Release and a Full Release, the Purchaser Representative and the Company shall execute a joint certificate to the Custodian certifying that such release is permissible; PROVIDED, HOWEVER, if the Purchaser Representative does not execute a joint certificate to the Custodian or does not object to the Company and the Custodian to the execution of such joint certificate within 5 Trading Days after written and confirmed notice to the Purchaser Representative from the Company of such request for release pursuant to this Section 2(b)(i), then the Purchaser Representative shall be deemed to have consented to such release.

                  (ii) If the  conditions  set forth in Section  2(b)(i) for the
            Partial Release or the Full Release are satisfied, then, subject to the provisions of Sections 1(g) above, the Custodian shall release that portion of the Secured Proceeds equal to the Partial Release or Full Release, as applicable, on the Partial Release Date or Full Release Date, as applicable.

            (c) RELEASE UPON OPTIONAL REDEMPTION NOTICE. At any time after the occurrence of an Optional Redemption Notice Date (as defined in Section 6(a) of the Debenture), the Company may, at its option, deliver a copy of the Optional Redemption Notice to the Custodian. If, by the Option Redemption Date (as defined in Section 6(a) of the Debenture), the Custodian shall not have received written notice from a Purchaser named in the Optional Redemption Notice that it disputes such Optional Redemption, then the Custodian shall release out of the Secured Proceeds, subject to the limitation set forth in Section 1(g), to each non-objecting Purchaser named in the Optional Redemption Notice who has not previously converted the Debentures an amount equal to the principal amount of Debentures being redeemed by the Company. In the event that a Purchaser does deliver a timely notice to the Custodian and the Company that it disputes such Option Redemption, then such dispute shall be resolved between the Company and the Purchaser by arbitration as conducted as provided in Section 2(e)(ii). The prevailing party in such hearing shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such arbitration proceeding but shall not be paid out of the Secured Proceeds.

            (d) RELEASE UPON CONSENT OF PURCHASERS. Upon receipt by the Company of a written consent of a Purchaser to release any portion of the Secured Proceeds, the Company and such Purchaser shall execute and deliver to the Custodian a joint certificate (each, a "CONSENT CERTIFICATE") certifying that consent to release such Secured Proceeds has been obtained, which Consent Certificate shall include the amount of the Secured Proceeds to be released, representations from such Purchaser as to the outstanding principal amount of the Debentures held by it at the time such consent was obtained, and a representation by the Company's chief executive officer as to the aggregate principal amount of the Debentures outstanding at the time consent was obtained. Any Purchaser may consent or withhold consent to any such release of any of the Secured Proceeds in its sole and absolute discretion. Upon receipt of the Consent Certificate, the Custodian shall release, to the account of the Company designated in the Consent Certificate, that Purchaser's Pro Rata Portion of the Secured Proceeds specified in the Consent Certificate. If less than all of the Secured Proceeds are released, the remaining amount, for purposes of calculating each Purchaser's rights hereunder, shall be re-allocated according to such Purchaser's Pro Rata Portion.

            (e) RELEASE UPON AN EVENT OF DEFAULT.

                  (i) If, on the maturity date of the Debentures, any Debentures shall remain unpaid, then upon receipt by the Custodian of a written notice from a Purchaser holding such Debentures certifying that such Debentures remain unpaid, the Custodian shall release to such Purchaser its Pro Rata Portion of the Secured Proceeds remaining in the Custodian Account relating to such Purchaser (but not more than the amount due under such Debentures then held by such Purchaser and amounts due under the Purchase Agreement to such Purchaser), and such Secured Proceeds shall be applied to reduce amounts due and owing to such Purchaser with respect to the Debentures and the Purchase Agreement as follows: first, to the payment of fees and expenses including liquidated damages; second, to interest payable in cash with respect to the Debentures; and third, to the outstanding principal under the Debentures.

                  (ii) At any time after the  occurrence of an Event of Default, any Purchaser may, at its option, deliver a certificate to the Custodian and the Company specifying the nature of the Event of Default. If, within ten days after its receipt of such certificate, the Custodian shall not have received written notice from the Company that it disputes the occurrence of such Event of Default, then the Custodian shall release to such Purchaser such Purchaser's Pro Rata Portion of the Secured Proceeds remaining in the Custodian Account. In the event that the Company does deliver a timely notice to the Custodian and the Purchaser that it disputes such determination, then such dispute shall be resolved between the Company and the Purchaser by arbitration conducted as follows: the arbitration shall be conducted in New York, New York, before an arbitration panel of three arbitrators, one of whom shall be selected by the Purchaser, one of whom shall be selected by the Company, with the remaining arbitrator to be agreed upon by the first two. The arbitration shall be conducted in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. Any arbitration decision or award shall be final and conclusive as to the parties to this Agreement and their successors and assigns; judgment upon such decision or award may be entered in any competent court. In the event that the arbitration shall be decided in favor of the applicable Purchaser, then upon delivery of a written copy of such decision by the Purchaser to the Custodian, the Custodian shall promptly release the Purchaser's Pro Rata Portion of the remaining Secured Proceeds to the Purchaser.

            (f) RELEASE UPON MONTHLY REDEMPTION. Upon written notice by the Company to the Purchaser Representative and the Custodian that a portion of the Secured Proceeds has been converted pursuant to the Monthly Redemption (the "MONTHLY REDEMPTION AMOUNT"), then, the Purchaser Representative and the Company shall promptly thereafter execute a joint certificate to the Custodian certifying that such Monthly Redemption Amount has been converted (a "REDEMPTION CONVERSION CERTIFICATE"); PROVIDED, HOWEVER, if the Purchaser Representative does not execute a Redemption Conversion Certificate to the Custodian within 3 Trading Days after written and confirmed notice to the Purchaser Representative from the Company of such request for release pursuant to this Section 2(f), then the Purchaser Representative shall be deemed to have consented to such release; PROVIDED, HOWEVER, that there shall not be a deemed consent if the Purchaser Representative objects in good faith solely to the calculations included in the Redemption Conversion Certificate within such 3 Trading Day period. Promptly after its receipt of a Redemption
      Conversion Certificate, the Custodian shall release out of the Secured Proceeds, subject to the limitation set forth in Section 1(g), to the account specified in the written instructions of the Company, an amount equal to the Monthly Redemption Amount.

            (g)  RELEASE  UPON FORCED  CONVERSION.  Upon  written  notice by the
      Company and the Purchaser Representative to the Custodian that the Company has properly forced conversion of the Debentures, pursuant to Section 6(c) of the Debentures, then, the Purchaser Representative and the Company shall promptly thereafter execute a joint certificate to the Custodian certifying that such amount under the Forced Conversion has been converted (a "FORCED CONVERSION CERTIFICATE"); PROVIDED, HOWEVER, if the Purchaser Representative does not execute a Forced Conversion Certificate to the Custodian or does not object to the Company and the Custodian to the execution of such Forced Conversion Certificate within 5 Trading Days after written and confirmed notice to the Purchaser Representative from the Company of such request for release pursuant to this Section 2(g), then the Purchaser Representative shall be deemed to have consented to such release. Promptly after its receipt of a Forced Conversion Certificate, the Custodian shall release the Secured Proceeds to the account specified in the written instructions of the Company, in an amount equal to the ratio that the amount of principal amount of Debentures subject to the Forced Conversion bears to the outstanding principal amount of the Debentures.

            (h) PROCEDURE FOR RELEASE. In the event that any Conversion Release Date, Partial Release Date, Full Release Date (collectively, the "RELEASE" and, the date of such Release, the "RELEASE DATE") is not a Business Day (as defined herein), then such Release shall be deemed to be the next Business Day. "BUSINESS DAY" shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York. In the event that any of the Secured Proceeds shall have been paid in whole or in part on or prior to the applicable Release Date, the Company shall provide immediate telephonic notice thereof to the Purchasers and to the Custodian, promptly followed by written confirmation to such parties, and the amount requested pursuant to such Release shall be reduced by the aggregate amount of payments received by the Company in satisfaction of such Release.

      3.    SECURITY AGREEMENT.

            (a) GRANT. The Company hereby unconditionally and irrevocably grants to the Purchasers, to secure the payment and performance in full when due of all of the Obligations (as said term is defined below), a continuing first priority security interest in, and so pledges and assigns to the Purchasers all of, the Secured Proceeds and any interest that accrues thereon ("COLLATERAL"). "Obligations" means all present and future indebtedness, obligations, covenants, duties and liabilities of any kind or nature of the Company to the Purchasers (or any of them) under this Agreement, the Debentures and the other Transaction Documents, in each case whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by the Company to the Purchasers under the Transaction Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company or any of the Company's Subsidiaries.

            (b) FURTHER ASSURANCES. The Company agrees that at any time and from time to time, at the expense of the Company, the Company shall promptly execute and deliver all further instruments, documents and/or control agreements and take all further action, that may be necessary or desirable, or that the Purchasers may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable any Purchaser to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

            (c) RIGHTS AND REMEDIES. At any time after the occurrence of an Event of Default, and without any other notice to or demand upon the Company, the Purchasers shall have, in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code in effect from time to time in the State of New York (the "UCC") and any additional rights and remedies which may be provided to a secured party in any applicable jurisdiction.

            (d) POWER OF ATTORNEY. The Company hereby irrevocably constitutes and appoints the Purchasers, and each of them, and any officer, partner, member or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the name, place and stead of the Company or in their own names, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Company, without notice to or assent by the Company, at any time after the occurrence of an Event of Default, to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the UCC and as fully and completely as though the Purchasers were the absolute owners thereof for all purposes, and to do, at the Company's expense, at any time or from time to time, all acts and things which the Purchasers deem necessary or useful to protect, preserve or realize upon the Collateral and the security interest of the Purchasers therein, in order to effect the intent of this Agreement, all at least as fully and effectively as the Company might do.

            (e) Intentionally Omitted.

            (f) MARSHALLING. All rights and remedies of the Purchasers hereunder and in respect of the Collateral and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of assets which might cause a delay in or impede the enforcement of the rights and remedies of the Purchasers under this Agreement, the Debentures, the other Transaction Documents or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such law.

            (g) NO WAIVER, ETC. The Purchasers shall not be deemed to have waived any of their rights or remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Purchasers. No delay or omission on the part of the Purchasers in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Purchasers with respect to the Obligations or the Collateral, whether evidenced hereby or by any other document or instrument, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Purchasers deem expedient.

            (h) CERTAIN DEFINED TERMS. Terms used in this Section 3 but not otherwise defined in this Agreement that are defined in the UCC (as such term is hereinafter defined) shall have the respective meanings given such terms therein; PROVIDED, HOWEVER, that if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, then such term shall have the meaning specified in Article 9. "UCC" means the Uniform Commercial Code in effect from time to time in the State of New York.

      4. CONDITIONS TO CUSTODIAN'S DUTIES. The acceptance by the Custodian of its duties as such under this Agreement is subject to the following terms and conditions, which all of the parties to this Agreement hereby agree shall govern and control with respect to the rights, duties, liabilities and immunities of the Custodian:

            (a) The Custodian is not a party to, nor is it bound by, any other agreement by which the other parties hereto may be bound (whether or not it has knowledge of such), other than as expressly herein set forth.

            (b) The Custodian shall be protected in acting upon any written notice, request, waiver, consent, receipt or other document which the Custodian, in good faith, believes to be genuine and what it purports to be. No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act. If the Custodian reasonably requires other or further instruments in connection with this Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

            (c) The Custodian shall be indemnified and held harmless by the Company and the Purchasers, jointly and severally, from and against any and all loss, expense, fees (including attorneys' fees) and damages that may be incurred by the Custodian as a result of its agreeing to act in such capacity and its performance of this Agreement. The Custodian shall not be obligated to any party for any error in judgment or for any act done or steps taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection therewith, except as a result of its own gross negligence or willful misconduct. This indemnity includes the costs of enforcing the indemnification (including attorneys' fees).

            (d) The Custodian may consult with or retain legal counsel in connection with any dispute or question as to the construction of any of the provisions hereof or with regard to its duties and shall be held harmless and protected by the Company and the Purchasers in acting in good faith in accordance with the instructions of such counsel. Such counsel's fees and expenses shall be paid as set forth in Section 4(f) hereof. The Custodian may represent itself at its usual rates.

            (e) The Custodian shall not be responsible or liable for the default or misconduct of its agents, attorneys or employees, if they are selected with reasonable care.

            (f) The Company will pay the Custodian's fees (at the Custodian's customary hourly rate for legal services) and out-of-pocket disbursements for time spent in performing its duties under this Agreement, and if any of Custodian's invoices are not paid in full within 30 days, the Custodian is directed to pay itself directly from the Custodian Account; provided that if fees are taken directly from the Custodian Account by the Custodian, the Purchasers shall have no claim against the Custodian for such funds but shall have a claim against the Company for reimbursement. The Company shall promptly replenish any funds that are disbursed to the Custodian from the Custodian Account.

            (g) The Custodian shall have no obligation to seek to maximize the rate of interest on the Secured Proceeds, and shall be without liability to any person in respect thereof.

            (h) No modification of this Agreement shall, without the consent of the Custodian and all other parties hereto, modify the provisions of this Agreement relating to the duties, obligations or rights of the Custodian. This Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

      5.    CONFLICT WITH RESPECT TO COLLATERAL.

            (a) In the event that the Custodian at any time receives or becomes aware of conflicting demands or claims with respect to the Collateral, this Agreement or its duties hereunder, the Custodian shall have the right to discontinue and refrain from any and all activities on its part under this Agreement or in connection herewith until such conflict is resolved to its satisfaction.

            (b) The Custodian shall have the further right to commence or defend any action or proceedings for the determination of such conflict. The Company and the Purchasers jointly and severally agree to pay all costs, damages, judgments and expenses, including reasonable attorneys' fees, suffered or incurred by the Custodian in connection with or arising out of this Agreement and the transactions described herein in the event of bona fide conflicting claims or demands, including, but without limiting the generality of the foregoing, a suit in interpleader brought by the Custodian. In the event that the Custodian files a suit in interpleader, it shall thereupon be fully released and discharged from all further obligations to perform any and all duties or obligations imposed upon it by this Agreement (except it may not release the Collateral except as designated by the court).

      6. ACKNOWLEDGEMENT. ALL PARTIES HERETO AGREE THAT THE CUSTODIAN IS COUNSEL FOR MIDSUMMER CAPITAL, LLC ("MIDSUMMER") AND SHALL BE ENTITLED TO REPRESENT
MIDSUMMER WITH RESPECT TO THE PURCHASE AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREUNDER; AND THE COMPANY AND EACH OTHER PURCHASER HEREBY WAIVES ANY RIGHT OR CLAIM TO OBJECT TO SUCH LEGAL REPRESENTATION BY CUSTODIAN OF MIDSUMMER IN CONNECTION WITH THIS TRANSACTION.

      7. RESIGNATION OF CUSTODIAN. The Custodian may at any time resign hereunder by giving written notice of its resignation to the Company and the Purchasers, at least ten (10) days prior to the date specified for such resignation to take effect, and upon the effective date of such resignation, all property then held by the Custodian hereunder shall be delivered by it to such Person as may be designated by the Company and the Purchasers, in writing, whereupon all the Custodian's obligations hereunder shall cease and terminate. If no such Person shall have been designated by such date, all obligations of the Custodian hereunder shall, nevertheless, cease and terminate. The Custodian's sole responsibility thereafter shall be to keep safely all property then held by it and to deliver the same to a Person designated by the parties hereto or in accordance with the directions of a final order or judgment of a court of competent jurisdiction, or to file a suit in interpleader as provided in Section 5 above.

      8. INTEREST ON SECURED PROCEEDS. EXCEPT AS OTHERWISE PROVIDED IN SECTION 1(E), the Custodian shall deposit the Secured Proceeds in a non-interest-bearing account. In the absence of an Event of Default, all accrued interest, if any, shall be payable to the Company or its assignees at the direction of the Company when actual paid.

      9. SUCCESSORS AND ASSIGNS. The Purchasers may assign their rights hereunder in connection with the transfer of Debentures. The Company may not assign its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors and permitted assigns.

      10. GOVERNING LAW; JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND THE PARTIES AGREE AND CONSENT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN NEW YORK COUNTY, NEW YORK IN ANY ACTION OR PROCEEDING HEREUNDER, AND TO SERVICE OF PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED (WHICH SHALL CONSTITUTE "PERSONAL SERVICE"). THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

      11. AMENDMENT. No provision of this Agreement may be amended or waived without the prior written consent of the Company and all the Purchasers; PROVIDED, HOWEVER, that any provision relating to the duties, obligations and rights of the Custodian shall in addition require the approval of the Custodian, as provided in Section 4 above.

      12. NOTICES. All notices or other communications between the parties contemplated under, or relating to, this Agreement shall be in writing, shall be signed by each person giving such notice or communication, and shall be delivered by hand, reputable overnight courier or by certified mail, return receipt requested, to the parties at their respective addresses set forth above or to such other address as to which the sending party has received written notice in accordance with this Section 12.

      13. THE PURCHASER REPRESENTATIVE.

            (a) APPOINTMENT. The Purchasers, by their acceptance of the benefits of the Agreement, hereby designate Midsummer Capital LLC as the Purchaser Representative to act as specified herein. Each Purchaser shall be deemed irrevocably to authorize the Purchaser Representative to take such action on its behalf under the provisions of this Agreement and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Purchaser Representative by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Purchaser Representative may perform any of its duties hereunder by or through its agents or employees.

            (b) NATURE OF DUTIES.  The  Purchaser  Representative  shall have no duties or responsibilities except those expressly set forth in this Agreement. Neither the Purchaser Representative nor any of its partners, members, shareholders, officers, directors, employees or agents shall be liable for any action taken or omitted by it as such under the Agreement or hereunder or in connection herewith or therewith, unless caused by its or their gross negligence or willful conduct. The duties of the Purchaser Representative shall be mechanical and administrative in nature; the Purchaser Representative shall not have by reason of this Agreement a fiduciary relationship in respect of the Company or any Purchaser; and nothing in the Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Purchaser Representative any obligations in respect of this Agreement except as expressly set forth herein and therein.

            (c) LACK OF RELIANCE ON THE PURCHASER REPRESENTATIVE. Independently and without reliance upon the Purchaser Representative, each Purchaser, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Company and its subsidiaries in connection with such Purchaser's investment in the Company, the creation and continuance of the Obligations, the transactions contemplated by the Transaction Documents, and the taking or not taking of any action in connection therewith, and
      (ii) its own appraisal of the creditworthiness of the Company and its subsidiaries, and of the value of the Collateral from time to time, and the Purchaser Representative shall have no duty or responsibility, either initially or on a continuing basis, to provide any Purchaser with any credit, market or other information with respect thereto, whether coming into its possession before any Obligations are incurred or at any time or times thereafter. The Purchaser Representative shall not be responsible to Company or any Purchaser for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith, or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement, or for the financial condition of the Company or the value of any of the Collateral, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, or the financial condition of the Company, or the value of any of the Collateral, or the existence or possible existence of any default or Event of Default under this Agreement, the Debentures or any of the other Transaction Documents.

            (d) CERTAIN RIGHTS OF THE PURCHASER REPRESENTATIVE. The Purchaser Representative shall have the right to take any action with respect to the Collateral, on behalf of all of the Purchasers. To the extent practical, the Purchaser Representative shall request instructions from the Purchasers with respect to any material act or action (including failure to act) in connection with this Agreement, and shall be entitled to act or refrain from acting in accordance with the instructions of Purchasers holding a majority in principal amount of Debentures; if such instructions are not provided despite the Purchaser Representative's request therefor, the Purchaser Representative shall be entitled to refrain from such act or taking such action, and if such action is taken, shall be entitled to appropriate indemnification from the Purchasers in respect of actions to be taken by the Purchaser Representative; and the Purchaser Representative shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Purchaser shall have any right of action whatsoever against the Purchaser Representative as a result of the Purchaser Representative acting or refraining from acting hereunder in accordance with the terms of the Agreement, and the Company shall have no right to question or challenge the authority of, or the instructions given to, the Purchaser Representative pursuant to the foregoing.

            (e) RELIANCE. The Purchaser Representative shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to this Agreement and its duties thereunder, upon advice of counsel selected by it.

            (f) INDEMNIFICATION. The Purchaser Representative shall be indemnified and held harmless by the Company and the Purchasers, jointly and severally, from and against any and all loss, expense, fees (including attorneys' fees) and damages that may be incurred by the Purchaser Representative as a result of its agreeing to act in such capacity and its performance of this Agreement. The Purchaser Representative shall not be obligated to any party for any error in judgment or for any act done or steps taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection therewith, except as a result of its own gross negligence or willful misconduct. This indemnity includes the costs of enforcing the indemnification (including attorneys' fees). To the extent that the Purchaser Representative is not reimbursed and indemnified by the Company and/or its subsidiaries, the Purchasers will jointly and severally reimburse and indemnify the Purchaser Representative, in proportion to their initially purchased respective principal amounts of Debentures, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Purchaser Representative in performing its duties hereunder or under this Agreement, or in any way relating to or arising out of this Agreement except for those determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction to have resulted solely from the Purchaser Representative's own gross negligence or willful misconduct.

            (g) RESIGNATION BY THE PURCHASER REPRESENTATIVE.

                  (i)  The   Purchaser   Representative   may  resign  from  the
            performance of all its functions and duties under this Agreement at any time by giving 30 days' prior written notice (as provided in the Agreement) to the Company and the Purchasers. Such resignation shall take effect upon the appointment of a successor Purchaser Representative pursuant to clauses (b) and (c) below.

                  (ii) Upon any such  notice  of  resignation,  the  Purchasers, acting by a majority in interest, shall appoint a successor Purchaser Representative hereunder.

                  (iii) If a successor Purchaser  Representative  shall not have been so appointed within said 30-day period, the Purchaser Representative shall then appoint a successor Purchaser Representative who shall serve as Purchaser Representative until such time, if any, as the Purchasers appoint a successor Purchaser Representative as provided above. If a successor Purchaser Representative has not been appointed within such 30-day period, the Purchaser Representative may petition any court of competent jurisdiction or may interplead the Company and the Purchasers in a proceeding for the appointment of a successor Purchaser Representative, and all fees, including, but not limited to, extraordinary fees associated with the filing of interpleader and expenses associated therewith, shall be payable by the Company on demand.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.



COMPOSITE TECHNOLOGY CORPORATION

By:__________________________________________
     Name:
     Title:


CUSTODIAN:

FELDMAN WEINSTEIN LLP

By:__________________________________________
     Name:
     Title:


PURCHASER REPRESENTATIVE

MIDSUMMER CAPITAL LLC

By:___________________________________
Name:
Title:


                     [PURCHASERS' SIGNATURE PAGES TO FOLLOW]

            [PURCHASER'S SIGNATURE PAGE TO CPTC CUSTODIAL AGREEMENT]


Name of Investing Entity: ______________________________________________________

Signature of Authorized Signatory of Investing Entity: _________________________

Name of Authorized Signatory: __________________________________________________

Title of Authorized Signatory: _________________________________________________




               [ADDITIONAL PURCHASERS' SIGNATURE PAGES TO FOLLOW]